MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

         This Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999 ("Agreement"), among Bear Stearns Commercial Mortgage Securities Inc., a Delaware corporation (the "Company"), Capital Lease Funding, L.P., a Delaware limited partnership ("CLF"), Prudential Securities Credit Corp., a Delaware corporation ("Prudential") and Bedford Capital Funding Corp., a New Hampshire corporation ("Bedford") (Prudential and CLF individually, a "Seller", and collectively, the "Sellers"; and Bedford and CLF, individually, a "Representing Party" and collectively, the "Representing Parties").

         Whereas, (i) the Corporate Lease Loans (as defined below) were originated and are owned by CLF, and (ii) the USPS Lease Loans (as defined below, and together with the Corporate Lease Loans, the "Loans") were originated by Bedford and simultaneously sold to Prudential, pursuant to terms under which Bedford would reimburse Prudential for certain losses realized on the disposition of the USPS Lease Loans in a securitization or in another third party transaction, and would share in profits realized from such securitization or other disposition of USPS Lease Loans; and

         Whereas, CLF and Prudential desire to sell their respective Loans to the Company, and Bedford wishes to assign to the Company any retained interest it may hold in the USPS Lease Loans, and the Company will transfer all of the Loans, without recourse to the Trustee (as defined below) for the benefit of Certificateholders (as defined below);

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Purchase and Sale; Assignment; Purchase Price.

         (a) CLF hereby agrees to sell, and the Company hereby agrees to purchase, all right, title and interest of CLF in and to the credit lease backed commercial mortgage loans described in, and set forth in, the mortgage loan schedule attached as Schedule I hereto (the "Corporate Lease Loans"). Prudential hereby agrees to sell, and the Company hereby agrees to purchase, all right, title and interest of Prudential in and to the credit lease backed commercial mortgage loans described in, and set forth in, the mortgage loan schedule attached as Schedule II hereto ("USPS Lease Loans"). The Corporate Lease Loans and the USPS Lease Loans are collectively referred to herein as the "Loans". Capitalized terms used and not otherwise defined herein have the meanings given to them in that certain Pooling and Servicing Agreement, dated as of August 15, 1999 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Midland Loan Services, Inc., as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator "), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), pursuant to which the Corporate Lease-Backed Certificates, Series 1999-CLF1 (the "Certificates") are being issued.

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         (b) Pursuant to the Mortgage Loan Purchase and Sale Agreement dated
June 19, 1997, as amended by Amendment No. 1 dated as of August 11, 1999, Prudential and Bedford intended that the sale of USPS Lease Loans by Bedford to Prudential, be true sales to Prudential. However, in the event that a court or other forum recharacterizes such sales and deems Bedford to have retained an interest therein, Bedford does hereby assign all of such interest to the Company as set forth in subsection (c)(ii) hereof. Further, (i) CLF and the Company intend that the sale of the Corporate Lease Loans by CLF to the Company, and
(ii) Bedford and the Company intend that the sale of the USPS Lease Loans by Bedford to the Company, be true sales and not loans. In order to preserve the Company's rights hereunder in the event that a court or other forum recharacterizes the sales of the Loans as loans and as security for the performance by the Sellers of their obligations to the Company hereunder, Capital Lease, with respect to the Corporate Lease Loans and Bedford, with respect to the USPS Lease Loans, hereby each assign and pledge to the Company for its benefit and for the benefit of its assignees, and grant to the Company and its assignees, a security interest in such Loans. The assignment, pledge and grant of security interest contained herein shall be, and each Seller (and, in the case of Bedford, with respect to any retained interest it may hold) hereby represent and warrant to the Company, that such security interest is a first priority security interest.

         (c) As of the Closing Date, (i) each Seller hereby sells, transfers, assigns, sets over and conveys to the Company all the right, title and interest of each Seller, in and to the Loans owned by such Seller, including without limitation all interest and principal due on or with respect to the Loans owned by such Seller after the Cut-off Date, together with all of such Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies, and (ii) Bedford hereby transfers, assigns, sets over, conveys and sells to the Company any right, title and interest it holds in and to the USPS Lease Loans, including, without limitation, all interest and principal due on or with respect to the USPS Lease Loans after the Cut-off Date, together with all of Bedford's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. The Company hereby directs each Seller and Bedford and each Seller and Bedford hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request. Each Seller and Bedford agrees with the Company to take, in a timely manner, all necessary steps under all applicable laws to convey and perfect conveyance of the title to the Loans owned by the Seller to the Company.

         (d) The purchase price for each Seller's and Bedford's entire beneficial interest in the Loans shall be an amount agreed upon by the parties in a separate writing, from which Expenses (as defined in Section 13 hereof) may be deducted, and shall be payable by the Company to each Seller in immediately available funds as set forth in such separate writing. The closing for the purchase and sale of the Loans shall take place at the offices of Cadwalader, Wickersham & Taft, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

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         SECTION 2. Representations, Warranties and Covenants of the Sellers.

         (a) CLF hereby represents and warrants to, and covenants with, the Company, and for the benefit of Bear, Stearns & Co. Inc., Banc of America Securities, LLC and Prudential Securities Incorporated (the "Underwriters"), as of the date hereof and as of the Closing Date that:

                  (i) CLF is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. CLF is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Corporate Lease Loan and to perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by CLF, and the performance and compliance with the terms of this Agreement by CLF, will not violate CLF's limited partnership agreement, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) CLF has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Company and the other parties hereto (other than CLF), constitutes a valid, legal and binding obligation of CLF, enforceable against CLF in accordance with the terms hereof, subject to
         (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) CLF is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, its organizational documents or any material agreement, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in CLF's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of CLF to perform its obligations under this Agreement or the financial condition of CLF;

                  (vi) No litigation is pending or, to the best of CLF's knowledge, threatened against CLF which would prohibit CLF from entering into this Agreement or, in CLF's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of CLF to perform its obligations under this Agreement or the financial condition of CLF;

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

                  (vii) During the period from and including the date 180 days prior to the date hereof through and including the date hereof, neither CLF nor anyone acting on CLF's behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Public Certificate. In addition, neither CLF will act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this
         Section 2(a)(vii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Loans or any substantial number thereof;

                  (viii) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by CLF for the execution, delivery and performance of this Agreement by CLF or CLF's consummation of the transactions contemplated by this Agreement;

                  (ix) The information regarding the Corporate Lease Loans, the origination procedures of CLF, and CLF, as delivered to the Company, is, true, correct and complete in all material respects; and

                  (x) To the extent of the information included therein in reliance on the CLF Information, none of the Preliminary Prospectus Supplement, the Final Prospectus Supplement, the Memorandum or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Public Certificates, or the Approved Electronic Road Show contains (or will contain, with respect to any Additional Approved Materials) any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of any Computational Materials or ABS Terms Sheets, when read in conjunction with the Final Prospectus Supplement and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors). (CLF Information, Preliminary Prospectus Supplement, Final Prospectus Supplement, Memorandum, Registration Statement, No-Action Letters, Computational

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

         Materials, ABS Tenn Sheets, Approved Electronic Road Show and Approved Additional Materials are each defined in Section 6.)

         (b) Bedford hereby represents and warrants to, and covenants with, the Company, and for the benefit of the Underwriters, as of the date hereof and as of the Closing Date that:

                  (i) Bedford is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire. Bedford is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each USPS Lease Loan and to perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by Bedford, and the performance and compliance with the terms of this Agreement by Bedford, will not violate Bedford's by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) Bedford has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performances of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Company and the other parties hereto (other than Bedford), constitutes a valid, legal and binding obligation of Bedford, enforceable against Bedford in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) Bedford is not in violation of, and its execution and delivery of this Agreement and its performances and compliance with the terms of this Agreement will not constitute a violation of, its organizational documents or any material agreement, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Bedford's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Bedford to perform its obligations under this Agreement or the financial condition of Bedford;

                  (vi) No litigation is pending or, to the best of Bedford's knowledge, threatened against Bedford which would prohibit Bedford from entering into this Agreement or, in Bedford's good faith and reasonable judgement, is likely to materially and adversely affect either the ability of Bedford to perform its obligations under this Agreement or the financial condition of Bedford;

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

                  (vii) During the period from and including the date 180 days prior to the date hereof through and including the date hereof, neither Bedford nor anyone acting on Bedford's behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Public Certificate. In addition, neither Bedford will act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this Section 2(b)(vii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Loans or any substantial number thereof;

                  (viii) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Bedford for the execution, delivery and performance of this agreement by Bedford or Bedford's consummation of the transactions contemplated by this Agreement;

                  (ix) The information regarding the USPS Lease Loans, the origination procedures of Bedford, and Bedford, as delivered to the Company, is true, correct and complete in all material respects; and

                  (x) To the extent of the information included therein in reliance on the Bedford Information, none of the Preliminary Prospectus Supplement, the Final Prospectus Supplement, the Memorandum or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Public Certificates, or the Approved Electronic Road Show contains (or will contain, with respect to any Additional Approved Materials) any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of any Computational Materials or ABS Terms Sheets, when read in conjunction with the Final Prospectus Supplement and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors). (Bedford Information, Preliminary Prospectus Supplement, Final Prospectus Supplement, Memorandum, Registration Statement, No-Action Letters, Computational

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

         Materials, ABS Term Sheets, Approved Electronic Road Show and Approved Additional Materials are each defined in Section 6.)

                  (c) Prudential hereby represents and warrants to, and covenants with, the Company, and for the benefit of the Underwriters, as of the date hereof and as of the Closing Date that:

                  (i) Prudential is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Prudential is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each USPS Lease Loan and to perform its obligations under this Agreement;

                  (ii) The execution and delivery of this Agreement by Prudential, and the performance and compliance with the terms of this Agreement by Prudential, will not violate Prudential's by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) Prudential has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Company, constitutes a valid, legal and binding obligation of Prudential, enforceable against Prudential in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) Prudential is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, its organizational documents or any material agreement, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Prudential's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Prudential to perform its obligations under this Agreement or the financial condition of Prudential;

                  (vi) No litigation is pending or, to the best of Prudential's knowledge, threatened against Prudential which would prohibit Prudential from entering into this Agreement or, in Prudential's good faith and reasonable judgment, is likely to materially and adversely affect

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

         either the ability of Prudential to perform its obligations under this Agreement or the financial condition of Prudential;

                  (vii) Except as otherwise set forth in this Paragraph, during the period from and including the date 180 days prior to the date hereof through and including the date hereof, neither Prudential nor anyone acting on Prudential's behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Public Certificate. In addition, neither Prudential will act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. It is understood that Prudential Securities Incorporated, an affiliate of Prudential, is acting as an underwriter with respect to the Class A Certificates and a placement agent with respect to the other Classes of Certificates. For purposes of this Section 2(b)(vii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Loans or any substantial number thereof;

                  (viii) No consent, approval. authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Prudential for the execution, delivery and performance of this agreement by Prudential or Prudential's consummation of the transactions contemplated by this Agreement.

         SECTION 3. Representations and Warranties of the Sellers and Bedford Reizarding the Loans; Remedies for Breach and Repurchase.

         (a) In each case below, references to the "Seller" means CLF with respect to the Corporate Lease Loans and Prudential with respect to the USPS Lease Loans, references to "Representing Party" means CLF with respect to the Corporate Lease Loans and Bedford with respect to the USPS Lease Loans, references to Bedford's knowledge refer to Bedford's knowledge as to the USPS Lease Loans, and references to exceptions listed on Schedule III or Schedule IV can be found on such schedules under the same subsection designation as that in which the reference to the exception is found. CLF hereby represents and warrants to the Company that the following statements with respect to the Corporate Lease Loans (without making any representations or

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warranties with respect to the USPS Lease Loans, whether such USPS Lease Loans are referred to (i) specifically herein, (ii) as being included in the meaning of the word "Loan(s)", or (iii) otherwise) are true and correct as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, and Bedford hereby represents and warrants to the Company that the following statements with respect to the USPS Lease Loans (without making any representations or warranties with respect to the Corporate Lease Loans, whether such Corporate Lease Loans are referred to (i) specifically herein, (ii) as being included in the meaning of the word "Loan(s)", or (iii) otherwise) are true and correct as of the date herein below specified or, if no such date is specified, as of the Closing Date:

                  (i) Good Title and Conveyance. (A) Immediately prior to the transfer of Bedford's interests in the USPS Lease Loans as described in Section 1(b) hereof, Bedford had good and marketable title to, and was the sole owner and holder of, such Loan (other than, in certain cases, the right of a sub-servicer to primary service such USPS Lease Loan), free and clear of any and all liens, encumbrances and other interests on, in or to such USPS Lease Loan and Bedford had full right and authority to sell, assign and transfer such USPS Lease Loan;
         (B) assuming valid transfer of all of Bedford's right, title and interest in and to the USPS Lease Loans as provided in Section 1 hereof, immediately prior to the transfer of Prudential's interests in the USPS Lease Loans pursuant to Section 1 hereof, Prudential had good and marketable title to, and was the sole owner and holder of, such Loan (other than, in certain cases, the right of a sub-servicer to primary service such USPS Lease Loans), free and clear of any and all liens, encumbrances and other interests on, in or to such USPS Lease Loans and Prudential had full right and authority to sell, assign and transfer such USPS Lease Loan to the Company; (C) taken together, the sale and transfer of Bedford's and Prudential's interest in the USPS Lease Loans to the Company pursuant to Section 1(b) and (c) hereof will validly and effectively convey to the Company all legal and beneficial interest in and to such Loans free and clear of any pledge, lien or security interest; (D) immediately prior to the transfer thereof by CLF to the Company, CLF had good and marketable title to, and was the sole owner and holder of, such Corporate Lease Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Loan, and CLF had full right and authority to sell, assign and transfer such Loan to the Company and has validly and effectively conveyed (or caused to be conveyed) to the Company all legal and beneficial interest in and to such Loans free and clear of any pledge, lien or security interest; and (E) the Mortgage Note for each Loan is properly endorsed to the Trustee or its designee and each such endorsement is genuine;

                  (ii) Mortgage Files. Each Seller and Bedford has delivered (or caused to be delivered) to the Master Servicer, the Trustee or the Custodian on the Trustee's behalf a complete Mortgage File for the Loan, except as may otherwise be expressly permitted under the Pooling and Servicing Agreement;

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

                  (iii) Mortgage Loan Schedule. The information pertaining to such Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date;

                  (iv) Debt Service Coverage Ratio. The debt service coverage ratio with respect to each Loan, based upon Monthly Rental Payments and any applicable debt service reserve account, is not less than 1.003 with respect to the Corporate Lease Loans and not less than
         1.0 with respect to the USPS Lease Loans now or over the term of the Loan and the loan-to-value ratio, based, in the case of USPS Lease Loans, on internal valuations rather than appraisals, is not greater than 100%;

                  (v) Permanent Record. Such Loan was not, as of the Cut-off Date or at any time during the twelve-month period prior thereto, 30 days or more delinquent in respect of any Monthly Payment of principal and/or interest required thereunder, without giving effect to any applicable grace period;

                  (vi) Separate Tax Parcel. Except in the case of one (1) USPS Lease Loan listed on Schedule IV, the related Mortgaged Property is on a separate tax parcel or parcels;

                  (vii) First Lien. Except as listed on Schedule IV with respect to two of the USPS Lease Loans, each Mortgage securing such Loan constitutes a valid first lien upon the related Mortgaged Property, including, without limitation, all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (A) the lien of current real property taxes and assessments not yet due and payable,
         (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (D) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Loan and (E) if such Loan is cross-collateralized with any other Loan, the lien of the Mortgage for such other Loan (the exceptions set forth in the foregoing clauses
         (A), (B), (C), (D) and (E), collectively, "Permitted Encumbrances"). Such Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage(s), the current use of the related Mortgaged Property, or the ability of the related Borrower to timely pay in full the principal and interest on the Loan. A Form UCC-1 financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property, if any, granted under such Mortgage; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principals of equity);

                  (viii) Waivers and Modifications. None of the terms of the Loan have been impaired, waived, altered or modified in any material respect, except by written instruments, all of which are included in the related Mortgage File (and all such waivers, alterations and modifications have been filed and/or recorded or are being submitted for recordation in all places necessary to perfect, maintain and continue the validity and priority of the lien of the Mortgage), and the related Tenant, Mortgagor or guarantor, if any, has not been released, in whole or in part, from its obligations under the related Credit Lease or Loan;

                  (ix) No Offset or Defense. There is no valid offset, defense or counterclaim to such Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim except that certain terms and conditions, rights and remedies provided for in the loan documents may be unenforceable, but any such unenforceability shall not render the loan documents unenforceable as a whole, nor will lender be denied the practical realization of the material benefits of the loan documents; and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect to any Loan;

                  (x) Mortgage Status. Neither the applicable Seller nor Bedford nor any prior holder of such Loan has satisfied, canceled, rescinded or subordinated the Loan in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage or executed any instrument that would effect any such satisfaction, cancellation, rescission, subordination or release. Except with respect to the Corporate Lease Loans listed on Schedule III, the terms of the Mortgage do not provide for a release of any portion of the Mortgaged Property from the lien of the Mortgage except upon payment in full of all obligations under the Mortgage.

                  (xi) Casualty; Condemnation. The applicable Seller, and Bedford have no knowledge (A) that there is any proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, or (B) that there is any material damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property. In the event that the related Credit Lease may be terminated or rent may be abated upon the occurrence of a casualty or condemnation, (other than pursuant to exercise of an option by the tenant to purchase the fee interest of the Mortgagor for a price at least equal to the outstanding principal balance of the Loan plus accrued interest (a "Purchase Option")), such Loan has the benefit of a noncancelable Lease Enhancement Policy for which the entire premium has been paid in full;

                  (xii) Legal Compliance. At origination, such Loan complied in all material respects with all requirements of federal, state and local laws, including, without limitation, laws pertaining to usury, relating to the origination of such Loan;

                  (xiii) Title Insurance. The lien of each Mortgage is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (or in the case of the USPS Lease Loans listed on Schedule IV (A), the Iowa State Guaranty Agency), insuring (subject to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, and (b) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the use of the Mortgaged Property as contemplated by the related Credit Lease or materially detracts from the benefit of the first priority lien of the Mortgage) the applicable Representing Party, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Loan after all advances of principal; the Representing Party is the sole named insured of such policy; all premiums thereon have been paid; such policy has been issued or endorsed to the Trustee for the benefit of the Certificateholders without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and such Representing Party has no knowledge of any matter which would impair or diminish the coverage of such policy; the insurer issuing such policy is qualified to do business in the jurisdiction in which the Mortgaged Property is located; such policy contains no exclusion for or affirmatively insures (a) access to a public road, (b) that there are no encroachments of any part of the buildings thereon over easements (except for any Mortgaged Property located in jurisdictions where such affirmative insurance is not available) and
         (c) that the area shown on the survey is the same as the property legally described in the Mortgage (except with respect to some USPS Lease Loans with principal balances at origination of less than $500,000 with respect to which there are no surveys and the title policy contains an exception with respect thereto, as set forth on
         Schedule IV (Part B)); each such title insurance policy is in an amount of at least 100% of the original principal amount of the Loan;

                  (xiv) No Holdbacks. The proceeds of such Loan have been fully disbursed (except in those cases where the full amount of the Loan has been funded but a portion thereof is being held in escrow pending the satisfaction of certain criteria), and there is no obligation for future advances with respect thereto. Any and all requirements under each loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with or any such funds so escrowed have not been released; no cash deposits, letters of credit, pledged accounts, surety bonds or other cash equivalent items have been or are held by or for the account of the applicable Seller or Representing Party to assure compliance by the Mortgagor with any of its obligations under the Credit Lease except as otherwise set forth in any Borrower Reserve Agreement;

                  (xv) Insurance. The Mortgaged Property and all improvements thereon are covered by insurance policies, or in the case of certain Corporate Lease Loans, by the Tenant's agreement to self-insure, providing coverage against loss or damage sustained by (i) fire and extended perils included within the classification "All Risks of Physical Loss" in an amount not less than the principal balance of the Mortgage Note, or, in the case of the Corporate Lease Loans, the full replacement value of the Mortgaged Property's improvements, and sufficient to prevent the Mortgagor from being deemed a co-insurer; such policies provide coverage on a full replacement cost basis and contain no reduction for depreciation; (ii) except for those Corporate Lease Loans listed on
         Schedule III (Part A) (which are Bond-Type Leases and other Credit Leases where the Tenant may not abate rent for casualty), business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the Mortgaged Property; (iii) flood insurance (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards); (iv) comprehensive general liability insurance in amounts as are generally required by prudent commercial mortgage lenders for similar properties; and (v) workers' compensation insurance (where applicable). Each Corporate Lease Loan where the Credit Lease has Tenant casualty termination rights, is covered by a Lease Enhancement Policy, or the related Credit Lease contains a Purchase Option. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction and has a claims paying ability or financial strength rating from the Rating Agency of not less than "A", or in the case of some Corporate Lease Loans, as long as the Credit Lease is in full force and effect, the claims paying ability or financial strength rating as specified or permitted under the Credit Lease, which rating is at least equal to "A-", except for the Corporate Lease Loan listed on Schedule III (Part B). The insurance policies contain a standard mortgage clause naming the mortgagee, its successors and assigns as additional insureds, and provide that they are not terminable and may not be reduced without thirty (30) days prior written notice to the mortgagee; all premiums due and payable through the Closing Date have been made; no notice of termination or cancellation with respect to any such policies has been received by the applicable Seller or Bedford; and the insurance coverage required under each mortgage is in full force and effect with respect to the related Mortgaged Property. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, except that in the case of some Corporate Lease Loans, so long as the Credit Lease is in full force and effect, the Credit Lease's insurance requirements are deemed acceptable by the mortgagee. The Mortgage for each Loan provides that proceeds paid under any such casualty insurance policy will (or, at the mortgagee's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Loan;

                  (xvi) No Mortgagor Bankruptcy. As of the Closing Date, the related Mortgagor was not, to the best of the applicable Seller's and Bedford's actual knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (xvii) Policies. In the case of a Loan with a Lease Enhancement Policy and/or an Extended Amortization Policy and/or a residual value insurance policy (any such Loan, an "RI Loan"), the entire premium has been paid in full for each such policy, such policies are each in full force and effect, and the legal, valid and binding obligation of the maker thereof, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such 'enforcement is considered in a proceeding in equity or at law);

                  (xviii) Sources of Payments. There is no obligation on the applicable Seller's or Bedford's part or on any other party to make supplemental payments in addition to those made by the Mortgagor (other than (a) the obligations of the Tenant under the related Credit Lease and (b) with respect to the USPS Lease Loans listed on Schedule IV, under which there are additional obligors), and the Loan contains no provisions whereby Monthly Loan Payments may be paid, in whole or in part, from any source other than the Mortgagor (other than from Monthly Rental Payments, by the Tenant under the related Credit Lease and from the Borrower Reserve Fund) or from funds deposited in any separate account established by the applicable Seller or Representing Party, the Mortgagor or any third party on the Mortgagor's behalf;

                  (xix) Trustee under Deed of Trust. In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Loan following the payment of the Loan in full;

                  (xx) Credit Leases. The Mortgaged Property relating to each Loan is subject to a Credit Lease, and such Credit Lease is in full force and effect, and is a legal, valid, binding and enforceable agreement of the related Tenant, except as may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally, and general principles of equity. To the best of the applicable Seller's and Bedford's knowledge, no default by the Mortgagor or the Tenant has occurred under such Credit Lease and there is no existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such Credit Lease;

                  (xxi) Assignment of Leases. The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage, which creates in favor of the Trustee a valid, perfected and enforceable lien, of the same priority as the related Mortgage, in the property and rights described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally, or by the application of general principles of equity), including the right to Basic Rent and, to the extent payable under each Credit Lease, additional rent due under the related Credit Lease. As of the Closing Date, the Company shall have the full right to assign to the Trustee such Assignment of Leases and the lien created thereby as described in the immediately preceding sentence. No person other than the Mortgagor owns any interest in any payments due under the related Credit Leases;

                  (xxii) Priority. Except with respect to all of the USPS Lease Loans and the Corporate Lease Loan listed on Schedule III (Part A), the Credit Lease relating to each Loan is subordinate in right to the related Mortgage subject to the terms and conditions of a subordination, non-disturbance and attornment agreement between the lender and the Tenant (except in the case of the Corporate Lease Loan listed on Schedule III (Part B), under which such subordination terms are contained in the Credit Lease); any subleases entered into by Tenant will be subject and subordinate to the Credit Lease and will not relieve the Tenant of its obligations under the Credit Lease; in the event that the Trustee acquires title to a Mortgaged Property by foreclosure or otherwise, the lessor's interest under the related Credit Lease is freely assignable by the Trustee and its successors and assigns to any person without the consent of the Tenant, and, in the event the lessor's interest is so assigned, the Tenant will be obligated to recognize the assignee as lessor under such Credit Lease, except in the case of the Corporate Lease Loan listed on Schedule III (Part B), where the related guarantor has directly guaranteed the payment and performance of the Loan;

                  (xxiii) Credit Lease Term. The Credit Lease relating to each Loan has an original term ending on or after the date the Mortgagor is required to deposit its final payment on the related Loan with the Trustee or Servicer, except with respect to the Corporate Lease Loans listed on Schedule III which Loans are covered by an Extended Amortization Policy and the USPS Lease Loans listed on Schedule IV;

                  (xxiv) Basic Rent Sufficient. Each remaining payment of Basic Rent due under each Credit Lease relating to each Loan is sufficient to pay each Monthly Loan Payment due under the related Loan in full on or prior to the Due Date thereof without giving effect to any applicable grace periods) currently and over the term of the Loan, except for (1) the USPS Lease Loans listed on Schedule IV, (2) the Corporate Lease Loans listed on Schedule III (Part A), where the initial term of the related Credit Lease expires prior to the maturity date of the Loan, but which Loan is covered by an Extended Amortization Policy, in which the Extension Insurer agrees to either pay an amount equal to the unpaid principal balance and accrued but unpaid interest on the Loan in full or pay an amount equal to all monthly principal and interest on the Loan from lease expiration to loan maturity, in the event the related Tenant does not exercise its option to extend the Credit Lease and the related Mortgagor defaults in the payment of such amounts, (3) the Corporate Lease Loans listed on Schedule III (Part B) which are covered by residual value insurance policies, and (4) the Corporate Lease Loan listed on Schedule III (Part C), where the related guarantor has guaranteed the Loan. The interest rate on the Loan is a fixed rate. The Basic Rent under the Credit Lease are payable without notice or demand, and without setoff, recoupment, abatement or reduction, except as described in paragraphs (1iv), (1xiii) and (1xiv);

                  (xxv) Cross-Collateralization. Each Mortgage Note is not, and has not been since the date of origination of the related Loan, secured by any collateral except the lien of the related Mortgage, an assignment of the related leases, and any related security agreement, and the related Mortgaged Property does not secure any other loan or obligation not represented by the related Mortgage Note except (A) for those Corporate Lease Loans listed on Schedule III, which related Mortgaged Properties are each owned by separate Mortgagors, which Mortgagors executed a single Mortgage Note for both Mortgaged Properties under one Loan as joint and several obligors on the Mortgage Note, and (B) for those USPS Lease Loans listed on Schedule IV, which have maintenance reserve funds established pursuant to such USPS Lease Loans which are cross-collateralized with regard to other USPS Lease Loans with a common or affiliated Mortgagor. No Loan is cross-defaulted with any other loan or obligation. The Loan does not contain any equity participation by the originator and, is a whole loan and not a participation interest in a mortgage loan;

                  (xxvi) Valid and Binding Obligation. The Mortgage Note and Mortgage(s) for such Loan and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Loan are each the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of' equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (xxvii) No Sale of Mortgaged Property. Other than as set forth in Exhibit IV, to the best of the applicable Seller's and Bedford's knowledge, no sale of any Mortgaged Property is pending or contemplated by the Mortgagor and, to the best of the applicable Seller's and Bedford's knowledge, there is no assignment of any Credit Lease by any Tenant contemplated or pending, and no person has any outstanding exercisable rights of record with respect to the purchase or sale of all or any portion of such Mortgaged Property, including, without limitation, any right of first offer or refusal or purchase option except those which would exceed the then current principal balance of the Loan plus accrued but unpaid interest or would otherwise require the consent of the originator;

                  (xxviii) Taxes. There are no delinquent taxes, ground rents, insurance premiums, assessments, including, without limitation, assessments payable in future installments, or other similar outstanding charges (and, to the actual knowledge of the applicable Representing Party, at origination of such Loan, there were no delinquent water charges or sewer rents) affecting the related Mortgaged Property;

                  (xxix) REMIC LTV. (1) The Loan is directly secured by a Mortgage on a commercial property or a United States postal facility, and (2) the fair market value of such real property was at least equal to 80% of the principal amount of the Loan (a) at origination (or, if the Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Loan (unless such senior lien also secures a Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis) and (B) a proportionate amount of any lien that is in parity with the Loan (unless such other lien secures a Loan that is cross-collateralized with such Loan, in which event the computation described in (a) and (b) shall be made on an aggregate basis);

                  (xxx) Subordination Agreement and Estoppel Letter. With respect to Corporate Lease Loans, each Tenant has delivered an estoppel letter and to the extent required to make the Credit Lease subordinate to the Mortgage, a subordination, non-disturbance and attornment agreement with respect to each such Credit Lease, except with respect to one Corporate Lease Loan as set forth on Schedule III (Part A). Where the Tenant is a guarantor of the Credit Lease, each guarantor has delivered a guarantor estoppel certificate or equivalent, (A) except for those Corporate Lease Loans described in Schedule III (Part B), where the guaranty was executed either contemporaneously with, or within 30 days of loan closing, and (B) except for one Corporate Lease Loan described in Schedule III (Part C), where the guarantor refused to supply a guarantor estoppel certificate. With respect to the USPS Lease Loans, the Mortgagor has delivered a power of attorney to the Tenant and the Tenant has delivered a questionnaire or letter to the mortgagee indicating that there are no known defaults under the related Credit Lease and the related Credit Lease is in full force and effect;

                  (xxxi) Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Loan contain customary and enforceable provisions for commercial mortgage loans secured by properties such as the Mortgaged Properties, so as to render the rights and remedies of the holder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or if applicable, nonjudicial foreclosure subject to the effect of bankruptcy and similar laws affecting the rights of creditor and the application of principles of equity;

                  (xxxii) Local Law Compliance. Based on title endorsements, legal opinions and other third party letters received at closing, the Mortgaged Property is in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy and use of such Mortgaged Property. To the best of the applicable Representing Party's knowledge based on customary due diligence performed by prudent commercial mortgage lenders, all inspections, licenses and certificates required, including certificates of occupancy, whether by law, ordinance, regulation or insurance standards currently required to be made or issued with regard to the construction, occupancy and use of the Mortgaged Property, have been obtained and are in full force and effect. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders;

                  (xxxiii) Environmental Compliance. In the Mortgage, the Mortgagor represents and warrants that it has not and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The Mortgagor agrees to indemnify, defend and hold the lender and its successors and/or assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any environmental representation, warranty or covenant given by the Mortgagor under the Mortgage. A Phase I Environmental Assessment, or in the case of USPS Lease Loans, an environmental screening (an "Environmental Screening"), was performed on the related Mortgaged Property by a professional experienced in environmental matters with respect to each Mortgaged Property in connection with the origination of the related Loan (none of which is dated more than 12 months prior to the Closing Date, except for those Corporate Lease Loans described in Schedule III, which have Phase I Environmental Assessments which are dated not more than 31 months prior to the Closing Date and those USPS Lease Loans described in Schedule IV which have Environmental Screenings which are dated as indicated in Schedule
         IV) and either (x) no such Phase I Environmental Assessment or Environmental Screening reveals any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date of such Phase I Environmental Assessment or Environmental Screening, as applicable, in violation of any applicable environmental laws or (y) if any such Phase I Environmental Assessment or Environmental Screening does reveal any such circumstances or conditions with respect to the related Mortgaged Property, then either (i) the same have been remediated in all material respects, or (ii) sufficient funds have been escrowed for purposes of effecting such remediation, or (iii) other responsible party is currently taking or has covenanted in the future to take such actions, if any, with respect to such circumstances or conditions as have been recommended by the Phase I Environmental Assessment or Environmental Screening or required by the applicable governmental regulatory authority (including implementation of an operations and maintenance agreement), or (iv) appropriate environmental insurance has been obtained and is in full force and affect. To the applicable Seller's and Bedford's knowledge, there are no circumstances or conditions with respect to such Mortgaged Property not revealed in such Phase I Environmental Assessment or Environmental Screening that render such Mortgaged Property in violation of any applicable environmental laws. Each Mortgage requires the related Mortgagor to comply, and to cause the related Mortgaged Property to be in compliance with all applicable federal, state and local environmental laws and regulations. The Credit Lease tenant, if applicable, has expressly agreed to indemnify the related Mortgagor from any claims of any nature arising as a result of any hazardous materials affecting the property caused by the Credit Lease tenant and arising after commencement of the Credit Lease, except for those Credit Leases listed on Schedule III attached hereto;

                  (xxxiv) Transfers and Subordinate Debt. The Mortgage contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Loan if, without the prior written consent of the holder (except in certain limited intra-family transfers or certain transfers of less than 49% of the ultimate beneficial ownership of the Mortgagor), the Mortgaged Property subject to the Mortgage, or any interest therein, is directly or indirectly transferred or sold, except that, in the case of the USPS Lease Loans, transfers of the Mortgaged Property are permitted under the due on sale provisions (i) with the prior written consent of the lender; (ii) by devise or descent or by operation of law upon the death of a partner, member or stockholder of the Mortgagor or any general partner thereof; or (iii) upon the sale, transfer or hypothecation of a partnership, shareholder or membership interest in the Mortgagor, by the current partner(s), shareholder(s) or member(s) to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, shareholder or member, or to a principal (or a trust for the benefit of any such person). The Mortgage prohibits any further pledge or lien on the Mortgaged Property, whether equal or subordinate to the lien of the Mortgage, without the prior written consent of the holder of the related Loan;

                  (xxxv) Escrow Deposits. All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Loan that were required to be delivered to the mortgagee under the terms of the related loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession, or under the control of the applicable Seller or Bedford or any of their respective agents (which shall include the Master Servicer);

                  (xxxvi) Special-Purpose Entity. Except with respect to one Corporate Lease Loan listed on Schedule III and the USPS Lease Loans listed on Schedule IV, each Mortgagor is an entity whose organizational documents provide that it is, and at least so long as the Loan is outstanding will continue to be, a special purpose entity. For this purpose, "special purpose entity" means a person, other than an individual, which is formed solely for the purpose of owning and operating a special property, which does not engage in any business unrelated to such property and the financing thereof, and which does not have any assets other than those related to its interest in the property or the financing thereof or any indebtedness other than as permitted by the related Mortgage; maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; conducts business in its own name and uses separate stationery, invoices and checks; does not guarantee or assume the debts or obligations of any other person; does not commingle its assets or funds with those of any other person; transacts business with affiliates on an arm's length basis pursuant to written agreements; and holds itself out as being a legal entity, separate and apart from any other person. Each entity's organizational documents provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable. Each entity's organizational documents provide that they may not be amended with respect to the special purpose entity (as defined above) requirements during the term of the Loan.

         In addition, except for certain exceptions described in Schedule IV, each borrower or group of affiliated businesses under USPS Lease Loans with an original aggregate principal of at least $500,000, are entities who are "special purpose entities" formed solely for the purpose of owning and operating a single property, does not engage in any business unrelated to such property and the financing thereof, and does not have any assets other than those related to its interest in the property or the financing thereof or any indebtedness other than as permitted by the related Mortgage;

                  (xxxvii) Mortgagor's Interest in Mortgaged Property. The related Mortgagor under each Loan has good and indefeasible title in fee simple to the related Mortgaged Property comprising real estate and improvements owned by the Mortgagor, except for any portion thereof subject to a ground lease or sub-ground lease which, in the case of the Corporate Lease Loans listed on Schedule III and in the case of USPS Lease Loans listed on Schedule IV, is secured in whole or in part by a leasehold estate and addressed in (lxvii) below, and except for any Permitted Encumbrances. The building and improvements on the Mortgaged Property are owned by the Mortgagor and are used and occupied for commercial purposes in accordance with applicable law;

                  (xxxviii) Default. There is no payment default, and to the applicable Seller's and Bedford's knowledge, there is no other material default, breach, violation or event of acceleration under any of the related Mortgage Note, Mortgage or Assignment of Leases; no such default or breach has been waived by the applicable Seller or Bedford on its behalf or, to the applicable Seller's or Bedford's knowledge, by the applicable Seller's or Bedford's predecessors in interest with respect to the Loans; and, to the applicable Seller's or Bedford's knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach, except with respect to (A) the USPS Lease Loans listed on Schedule IV (Part
         A), under each of which the related borrower has received notice of the imposition of a mechanic's or materialmen's lien in amounts indicated on such Schedule, but in each case, the final title insurance policy was issued without exception for the related mechanic's and/or materialmen's lien, (B) the USPS Lease Loan listed on Schedule IV (Part
         B), as to which there will be a rent abatement that will be covered by reserves, and (C) the USPS Lease Loans listed on Schedule IV (Part C) as to which the USPS has received a court order prohibiting the payment of rent in the amount of $16,000. The Loans listed on Schedule IV have not been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage and there is no expectation by Prudential or Bedford that such defaults will not be cured or that acceleration of the Loan and foreclosure will result from any such default;

                  (xxxix) Location. The related Mortgaged Property (i) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress; (ii) is served by public utilities and services generally available in the surrounding community; and (iii) is serviced by well or public water and sewer systems (or septic facilities);

                  (xl) Improvements. All of the material improvements which form part of any related Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroach upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property. With respect to each Loan, the property legally described in the survey obtained, if any, for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage;

                  (xli) Insurance Policies. All premiums with respect to the insurance policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents and the applicable Seller and Bedford have not received any notice of cancellation. The applicable Seller and Bedford have no knowledge that any action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place on the part of any person that would reasonably be expected to result in the failure or impairment of full and timely coverage under any such insurance policy;

                  (xlii) Legal Proceedings. The applicable Representing Party has no actual knowledge of any pending litigation or other legal proceedings, and had no actual knowledge of pending litigation or other legal proceedings at the time of origination, based on due diligence customarily performed by such Representing Party at the time of origination, involving the related Mortgagor or the related Mortgaged Property that can reasonably be expected to materially interfere with the security intended to be provided by the related Mortgage, the current use of the related Mortgaged Property, or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Loan;

                  (xliii) Reports. Each Mortgage requires the Mortgagor to provide the holder of the Loan with financial statements of the Mortgagor and related information not less often than annually, or upon the request of the applicable Seller;

                  (xliv) Selection Process. The applicable Seller and Bedford took no action in selecting the Loans for sale, assignment and transfer to the Company hereunder which to the applicable Seller's knowledge would result in delinquencies and losses on Loans being materially in excess of delinquencies and losses on the applicable Seller's actual portfolio of commercial mortgage loans;

                  (xlv) Fully-Amortizing Loan. Except for the USPS Lease Loans listed on Schedule IV, and the Corporate Lease Loans listed on Schedule III (Part A), each Loan is fully- amortizing over its original term. No Loan has a shared appreciation feature, other contingent interest feature or negative amortization and no Mortgagor has an option to extend the ten-ns of the related Loan (other than as listed in Schedule III (Part B));

                  (xlvi) Tenant Notice Obligation. Each Tenant has agreed or, with respect to USPS Lease Loans, is required pursuant to internal postal regulations, to notify the related mortgagee of any default under the related Credit Lease and to provide the mortgagee with additional time and opportunity to cure, (A) except for the Corporate Lease Loans listed on Schedule III (Part A), in which the applicable mortgagee is entitled to receive notice of default and is granted the opportunity to cure within the same time the landlord is permitted to cure; all such Corporate Lease Loans listed on Schedule III, however, provide that it is an event of default under the related Mortgage if the Mortgagor, as landlord under the Credit Lease, does not cure such default under the Credit Lease within one-half (1/2) the time permitted the Mortgagor, as landlord under the Credit Lease, (B) except for the Corporate Lease Loan listed on Schedule III (Part B), the related Credit Lease of which is a Bond-Type Lease, (C) certain Corporate Lease Loans listed on Schedule III (Part C) which provide for the mortgagee to receive notice of any default under the related Credit Lease but the mortgagee does not have an express right to cure and the related Credit Leases are either a Bond-Type Lease or a Triple Net Lease, and (D) which time, in the case of the USPS Lease Loans, is determined by the Tenant to be reasonable;

                  (xlvii) Occupancy. Except for the Corporate Lease Loans listed on Schedule III where (i) the Mortgaged Property is subleased or has been assigned or (ii) a material portion of the Mortgaged Property is leased to another party other than the Tenant under the Credit Lease, the related Mortgaged Property is not subject to any lease other than the related Credit Lease, no person has any possessory interest in, or right to occupy, the related Mortgaged Property except under and pursuant to such Crcdit Lease and the Tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

                  (xlviii) No Release of Tenant Obligation. To the knowledge of the applicable Seller and Bedford, no Tenant under a Credit Lease (nor Credit Lease guarantor, if applicable) has been released, in whole or in part, from its obligations under the Credit Lease (or guaranty, as applicable);

                  (xlix) Right to Assign. Under the terms of the Credit Lease, the Tenant is not permitted to assign or sublet its interest or obligations under the Credit Lease unless such Tenant remains fully liable thereunder;

                  (1)   Lockboxes. Except with respect to the Corporate
         Lease Loan listed on Schedule III, each Tenant, whether under a Credit Lease or otherwise is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Loan;

                  (li) Construction or Substantial Rehabilitation. No Mortgage is secured by a Mortgaged Property under construction or substantial rehabilitation or where construction has not yet commenced, except for Mortgages relating to the Corporate Lease Loans listed on Schedule III, which Loans have related Credit Leases that are ground leases;

                  (1ii) Guaranty. The Corporate Lease Loans listed on
         Schedule III (Part A) each have Credit Leases that are guaranteed by the rated parent or affiliate of the Tenant. With respect to any Credit Lease guaranteed by the rated parent or affiliate of the Tenant, to the knowledge of the applicable Seller and Bedford, each such guaranty is in full force and effect, and no default exists thereunder. The borrower has agreed not to amend or release the guaranty without the mortgagee's consent, and the guarantors have agreed not to amend or release the guaranty without the mortgagee's consent, except for those Corporate Lease Loans listed on Schedule III (Part B), wherein the guarantor has not expressly agreed not to amend or release the guaranty, but which Loans each have personal recourse guaranties to principals of the borrower for guaranty modifications or releases made without the consent of the applicable Seller, its successors and assigns. In the event any Credit Lease is accompanied by a guaranty from the rated parent or affiliate of the Tenant, (1) such guaranty is legal, valid and binding against the guarantor, (2) to the extent the Credit Lease was modified prior to the origination date, the guaranty covers the Credit Lease as so modified, (3) no guaranty contains any express provisions making such guaranty conditional, revocable or contingent, or grants any express right of offset, counterclaim or defense, except for the Corporate Lease Loans listed on Schedule III (Part C), where the guaranty is a guaranty of payment of monetary obligations and contains an indemnification for damages resulting from the breach of non-monetary obligations of the Tenant under the related Credit Lease, (4) the guaranty is a guaranty of both the performance and payment of the financial obligations of the Tenant, and (5) the guaranty is binding on the guarantor, its successors and assigns and may not be amended or released by the Mortgagor without the Trustee's consent;

                  (liii) Bond-Type Leases and Termination of Payments. Each Bond-Type Lease listed on the attached Schedule III is a bondable lease with no termination or rent abatement rights by the Tenant, except in connection with the exercise of a Purchase Option. As to the Bond-Type Leases, the obligations of the Tenant under the Credit Lease, including, but not limited to, the obligation of the Tenant to pay fixed and additional rent, are not affected by reason of any damage to or destruction of any portion of the Mortgaged Property, any taking of the Mortgaged Property or any part thereof by condemnation or otherwise, or any prohibition, limitation, interruption, restriction, or interference of the Tenant's use, occupancy or enjoyment of the Mortgaged Property; provided, however, that the Credit Lease may permit a lease termination in any such event if notice by the Tenant of such termination is accompanied by the exercise of a Purchase Option;

                  (liv) No Lessor Obligations. As to the Credit Leases
         (other than the Bond-Type Leases), the Mortgagor does not have any monetary obligations under the related Credit Lease (except as described herein and in paragraph (1xvii)), and every obligation associated with managing, owning, developing and operating the Mortgaged Property, including, but not limited to, the costs associated with utilities, taxes, insurance, capital and structural improvements and maintenance and repairs, either is an obligation of Tenant or is an obligation of Mortgagor as the landlord under the Credit Lease, but is fully reimbursable by Tenant, except as to (i) anticipated maintenance, repair or replacement obligations which may permit the related Tenant to either (A) offset against or abate payments of rent (including Basic Rent) or (B) terminate such Credit Lease, in the case of any Double Net Leases as listed on the attached
         Schedule III, which obligations are mitigated by Borrower Reserve Funds, excess cash flow, and the respective obligations of the Mortgagor under the Credit Lease and the Master Servicer and the Special Servicer under this Agreement to perform Borrower Credit Lease Obligations, (ii) obligations which may give rise to additional termination or abatement rights ("Additional Obligations") under the Double Net and Triple Net Leases listed on the attached Schedule III, which Additional Obligations are mitigated by Borrower Reserve Funds, excess cash flow, and the respective obligations of the Mortgagor under the Credit Lease and the Master Servicer and the Special Servicer under this Agreement to perform Borrower Credit Lease Obligations, and (iii) USPS Lease Loans, under which (A) the only reimbursement obligations of the Tenant are limited to reimbursement for real estate taxes (except in the case of one USPS Lease Loan with respect to which there is no reimbursement obligation, as set forth on the attached Schedule IV (Part A)), and (B) in the case of the USPS Lease Loans listed on
         Schedule IV (Part B), the Tenant is obligated to perform all ordinary maintenance obligations other than maintaining major mechanical elements including roof, structure, HVAC, parking, periodic painting and boilers, and in the case of all other USPS Lease Loans, the Tenant is not obligated to perform any maintenance. As to the Bond-Type Leases, the Mortgagor does not have any monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the Mortgaged Property (including, but not limited to, utilities, taxes, insurance, ground rents, easement agreements, maintenance and repairs), is an obligation of the Tenant. As to the Credit Leases (other than the Bond-Type Leases), the Mortgagor, as landlord under the Credit Lease, does not have any nonmonetary obligations under the Credit Lease, the breach of which would result in the abatement of rent, a right of setoff or termination of the Credit Lease, other than (i) the maintenance obligations described herein and in paragraph (1xvii) under any Double Net Leases listed on Schedule III, which are mitigated by Borrower Reserve Funds, and the respective obligations of the Mortgagor under the Credit Lease and the Master Servicer and the Special Servicer under this Agreement to perform Borrower Credit Lease Obligations, and (ii) Additional Obligations under the Double Net and Triple Net Leases listed on the attached Schedule III, which Additional Obligations are mitigated by Borrower Reserve Funds and the respective obligations of the Mortgagor under the Credit Lease and the Master Servicer and the Special Servicer under this Agreement to perform Borrower Credit Lease Obligations. As to the Bond-Type Leases, the Mortgagor does not have any continuing nonmonetary obligations under the related Credit Lease, the performance of which would involve a material expenditure of funds;

                  (lv) Lease Remedies. Each Credit Lease contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder, except that under the Credit Leases relating to the USPS Lease Loans, the lessor thereunder must rely upon standard common-law remedies;

                  (lvi) Liens. Except with respect to the USPS Lease Loans listed on Schedule IV, as of the date of origination of such Loan and, to the applicable Representing Party's knowledge, as of the Closing Date, there are no mechanics' or similar liens or claims which have been filed for work, labor or material and, to the applicable Seller's and Bedford's knowledge, there are no claims outstanding that under applicable law could give rise to such lien, affecting the related Mortgaged Property which are or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (lvii) Borrower Concentration. As of the Closing Date, not more than 5% of the aggregate outstanding principal amount of the Loans have the same Mortgagor or, to each Seller and Bedford's best knowledge, are to Mortgagors which are affiliates of each other, except as to the Corporate Lease Loans described on Schedule III, each of which have a non-consolidation opinion and borrowers which are bankruptcy remote, and except as to the USPS Lease Loans described in
         Schedule IV;

                  (lviii) Servicing. No other person currently has been granted or conveyed the right to service the Loans or receive any consideration in connection therewith, except for Midland Loan Services, Inc., except that ORIX Real Estate Capital Markets, LLC has been engaged as a subservicer with respect to the USPS Lease Loans;

                  (lix) REMIC Compliance; Qualified Mortgage. Each Loan and related collateral comply with all REMIC rules and regulations. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of
         Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation ss.1.860G-2(f)(2) that treats a defective obligation as a "qualified mortgage" or any substantially similar successor provision);

                  (lx) Servicing Practices. The servicing and collection practices used with respect to the Loans have been legal and meet customary standards utilized by prudent commercial mortgage loan servicers;

                  (lxi) Originator Authorized. To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectability of the Loan, the originator of such Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Loan;

                  (lxii) Defeasance. Each Loan containing provisions for defeasance of mortgage collateral requires that (A) defeasance may not occur prior to the time permitted by applicable REMIC rules and regulations (if applicable), (B) the replacement collateral consist of U.S. govenunent securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent certified public accountants certify that the collateral is sufficient to make such payments, (D) the loan be assumed by a "special purpose entity" (as defined in (xxvi)) above designated by the Mortgagor and approved by the holder of the Loan, and (E) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest;

                  (lxiii) Tenant Obligations. The obligations of the Tenant under any Credit Lease, including, but not limited to, the obligation of the Tenant to pay fixed and additional rent, are not affected by reason of: any damage to or destruction of any portion of the leased property or any taking of the leased property or any part thereof by condemnation or otherwise, except for the Credit Leases listed on
         Schedule III (Part A) and the USPS Lease Loans which are covered by (A) casualty Lease Enhancement Policies, and the Credit Leases listed on
         Schedule III (Part B) and the USPS Credit Leases which are covered by
         (B) condemnation Lease Enhancement Policies, and except for those Credit Leases listed on Schedule III (Part C) under which Tenant may terminate the Credit Lease by reason of damage or destruction or condemnation of the property or any part thereof, but under which Credit Leases the Tenant must exercise a Purchase Option;

                  (lxiv) Maintenance Obligations. Except with respect to the Corporate Lease Loans listed on Schedule III, any anticipated maintenance, repair, or replacement obligations imposed by any easement or reciprocal easement agreement either is a direct obligation of the Tenant or is an obligation or liability of the Mortgagor, as landlord under the Credit Lease, the costs and expenses of complying therewith are reimbursable by Tenant;

                  (lxv) Modification of the Credit Lease. Each Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagee thereunder, and, except with respect to USPS Lease Loans, the Tenants have agreed that no amendment, modification, termination or surrender of the Credit Lease (except as expressly permitted by the Credit Lease) will be effective without the prior written consent of the applicable Seller or its successors and assigns, except for (i) those Credit Leases listed on Schedule III, in which the Tenants under the related Credit Leases have not expressly agreed to the foregoing, but which Loans include personal recourse guaranties to principals of the Mortgagor, as landlord under the Credit Lease, for modifications made without the consent of the applicable Seller or its successors and assigns, and (ii) the USPS Lease Loans, as to which the United States Postal Service has not agreed that any amendment, modification, termination or surrender thereof will be ineffective without the prior written consent of the Seller or its successors and assigns;

                  (lxvi) Loan Underwriting. Each Loan complies, in all material respects, with all of the terms, conditions and requirements of the applicable Representing Party's and Prudential's underwriting standards in effect at the time or origination of such Loan;

                  (lxvii) Ground Leases. With respect to the Corporate Lease Loans listed on Schedule III and the USPS Lease Loans listed on
         Schedule IV (Part X), each of which is secured by, among other things, a Mortgage constituting a valid first lien on an unencumbered interest of the Mortgagor as lessee under a ground lease (the "Ground Lease"), but not by the related fee interest in such portion of the Mortgaged Property, the applicable Representing Party represents and warrants that (except in the case of one USPS Lease Loan listed on Schedule IV (Part Y), as to which the representations and warranties relate to the Mortgagor's subleasehold interest and not the leasehold interest of the related ground sublessor):

                  (A) The Ground Lease or a memorandum regarding it has been duly recorded. The interest of the Mortgagor may be encumbered by the related Mortgage and the Ground Lease does not restrict the use of the related Mortgaged Property by such Mortgagor, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage, except in the case of Ground Leases related to the four (4) USPS Lease Loans listed on Schedule IV (Part A) in which the related Credit Lease is restricted to a United States postal facility. To the applicable Seller's and Bedford's best knowledge, there has been no material change in the terms of such Ground Lease since its recordation, except by written instruments, all of which are included in the related Mortgage File.

                  (B) Except in the case of the USPS Lease Loans, the lessor under such Ground Lease has agreed in writing and included in the related Mortgage File that the Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the originator and its assigns and that any such action without such consent is not binding on the originator, its successors or assigns.

                  (C) The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the originator, except in the case of the four (4) USPS Lease Loans listed on Schedule IV (Part C), which do not explicitly permit the originator to exercise such option but do not prohibit assignment by the Mortgagor of the right to exercise such option) that extends not less than 10 years beyond the stated maturity of the related Loan.

                  (D) The Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage other than Permitted Encumbrances and such Ground Lease is, and provides that it shall remain prior to any mortgage or other lien upon the related fee interest.

                  (E) Except for fixed, currently determinable rent increases, such Ground Lease does not permit any increase in the amount of Monthly Rental Payment payable by the Tenant thereunder during the term of the Loan; for any such Ground Lease that has a fixed, currently determinable rent increase, the related Loan's debt service coverage will not be affected by any such rent increase.

                  (F) The Ground Lease is assignable to the originator under the leasehold estate and its assigns without the consent of the ground lessor thereunder, except in the case of one (1) USPS Lease Loan listed on
                           Schedule IV (Part F), with respect to which the lessor's consent may not unreasonably be withheld.

                  (G) The Ground Lease is in full force and effect and, to the applicable Seller or Bedford's actual knowledge after due inquiry (which in the case of four (4) USPS Lease Loans listed on Schedule IV (Part G), is based solely on representations received from the related Mortgagor), no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the Ground Lease.

                  (H) Such Ground Lease (or other written agreement signed by lessor) requires the lessor to give notice of any default by the Tenant to the mortgagee, except with respect to nonmonetary defaults in the case of the USPS Lease Loan listed on Schedule IV (Part H); and such Ground Lease (or other written agreement) further provides that no notice given thereunder is effective against the mortgagee unless a copy has been given to the mortgagee.

                  (I)      Except in the case of the USPS Lease Loan listed on
                           Schedule IV (Part I) with respect to cure of nomnonetary defaults, the mortgagee is permitted a reasonable opportunity (including, where necessary sufficient time to gain possession of the interest of the Mortgagor under the Ground Lease through legal proceedings) to cure any default under the Ground Lease, which is curable after the receipt of notice of any default before the ground lessor may terminate the Ground Lease. All cure rights of the Mortgagor under the Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the originator.

                  (J) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds and (in the case of the USPS Lease Loans, to the extent payable to the Mortgagor, as described on
                           Schedule IV (Part J), condemnation awards (other than in respect of a total or substantially total taking), will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or (B) to the payment of the outstanding principal balance of the Loan, together with any accrued interest thereon.

                  (K) Under the terms of such Ground Lease and the related Mortgage, taken together, any related condemnation award (in the case of the USPS Lease Loans, to the extent payable to the Mortgagor) in respect of a total or substantially total taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Loan, together with any accrued interest thereon, except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relevant duration of the Ground Lease and the related Mortgage, and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Loan.

                  (L) Except in the case of the USPS Lease Loans, the Ground Lease requires the lessor thereunder to enter into a new lease with the lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding;

                  (lxviii) Prepayment Premium. With respect to such Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

                  (lxix) Termination of Credit Lease by Tenant. The Tenant cannot terminate the Credit Lease for any reason, prior to the payment in full of or the payment of funds sufficient to pay in full (1) the principal balance of the Loan, (2) all accrued and unpaid interest on the Loan and (3) any other sums due and payable under the Loan, as of the termination date; except for a termination due to a default by the related Mortgagor under the Credit Lease, as described in (lvi) above, or a termination due to casualty or condemnation as described in (lv) and (lxvi) above, or, termination with respect to certain Corporate Lease Loans set forth in Schedule III, by exercise of a Purchase Option not related to casualty or condemnation, for a purchase price in an amount at least equal to the sum of outstanding principal on the Loan, interest due on the Loan and a prepayment premium;

                  (lxx) Full Force and Effect. The Credit Lease is in full force and effect and, to the applicable Seller's and Bedford's actual knowledge, no right or claim of rescission, offset, abatement, diminution, defense or counterclaim to a Credit Lease has been asserted with respect thereto, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a right or claim of rescission, offset, abatement, diminution, defense or counterclaim under the terms of any Credit Lease, except with respect to one USPS Lease Loan listed on Schedule IV.

It is understood and agreed that the representations and warranties set forth in this Section 3(a) shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on its behalf and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust remains in existence, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth in Section 2 above which materially and adversely affects the interests of the Certificateholders or any party hereto or a breach of any of the representations and warranties set forth in this Section 3(a) which materially and adversely affects the value of any Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to each of the other parties hereto. Except as expressly set forth herein neither the Company, the Trustee, the Fiscal Agent, the Custodian, the Master Servicer nor the Special Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is further understood and agreed that Bedford makes no representations or warranties with regard to the Corporate Lease Loans and that Bedford has no obligation to cure any breach of any representation or warranty made by CLF with respect to a Corporate Lease Loan nor to repurchase any Corporate Lease Loan. It is also further understood and agreed that CLF makes no representations or warranties with regard to the USPS Lease Loans and that CLF's obligation to cure any breach of any representation or warranty made by Bedford with respect to a USPS Lease Loan or to repurchase any USPS Lease Loan is limited to that set forth in Section 3(b)(ii) hereof.

         (b) Upon discovery by a Seller, Bedford, the Company, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Custodian of a breach of any of the representations and warranties made in subsection (a) above (a "Breach"), or of a Document Defect pursuant to Section 2.03 of the Pooling and Servicing Agreement, in respect of any Loan, which materially and adversely affects the interests of the Certificateholders or MBIA Insurance Corporation, a New York domiciled insurance company ("MBIA") in such Loan, the party discovering such Breach or, in the case of a Document Defect, the Trustee, shall give prompt written notice to the other parties. If the Representing Party is the party providing notification, it shall indicate in the notice the date it discovered the Breach. The Trustee shall notify in writing, CLF with respect to any Corporate Lease Loan, and Bedford and CLF with respect to any USPS Lease Loan, of such Breach or Document Defect. The earlier of the date notice is given by the Trustee to the Representing Party, or the date of discovery by the Representing Party of a Breach (as notified by the Representing Party to the Trustee and indicated in the Trustee's notice) shall be the "Trigger Date". The applicable Representing Party agrees it shall, or a party authorized by it shall, take the following actions, within the time periods set forth below:

                  (i)   Bedford agrees that with respect to a USPS Lease
         Loan, it shall, by no later than sixty (60) days following the related Trigger Date, either (A) cure the relevant Breach or Document Defect;
         (B) repurchase such Loan from the Trust Fund at the Purchase Price in the manner set forth in Section 3(c); (C) provide a certification to the Trustee (a "Bedford Certification") that (i) such Breach or Document Defect is not reasonably susceptible of correction or cure within such sixty (60) day period, (ii) such Breach or Document Defect and the proposed cure thereof does not and will not cause the related Loan to fail to be a

         "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (iii) Bedford is diligently prosecuting the correction or cure of such breach or Document Defect, and (iv) the Master Servicer has not determined in writing that any Advance for such Mortgage Loan during such additional 60-day period would be a Nonrecoverable Advance. If Bedford provides a Bedford Certification within sixty (60) days following a Trigger Date, then with respect to such USPS Lease Loan, Bedford shall have an additional period of sixty (60) days in which to correct or cure such Breach or Document Defect, or failing such correction or cure, to repurchase such Loan. The Trustee shall provide CLF with a facsimile copy of all Bedford Certifications promptly upon receipt.

                  (ii)  CLF agrees that with respect to a USPS Lease Loan:

                           (x) if Bedford has not taken any of the
                  actions set forth in Section 3(b)(i)(A), (B) or (C) hereof within the specified time period, then CLF shall, by no later than ninety (90) days following the related Trigger Date, either (A) cure the relevant Breach or Document Defect; (B) repurchase such Loan from the Trust Fund at the Purchase Price in the manner set forth in Section 3(c) hereof; (C) provide a certification to the Trustee (a "CLF Certification") that (i) such Breach or Document Defect is not reasonably susceptible of correction or cure within such ninety (90) day period, (ii) such Breach or Document Defect and the proposed cure thereof does not and will not cause the related Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (iii) CLF is diligently prosecuting the correction or cure of such breach or Document Defect, and (iv) the Master Servicer has not determined in writing that any Advance for such Mortgage Loan during such additional 90-day period would be a Nonrecoverable Advance. If CLF provides a CLF Certification within ninety (90) days following a Trigger Date, then with respect to such USPS Lease Loan, CLF shall an additional period of ninety (90) days in which to correct or cure such Breach or Document Defect, or failing such correction or cure, to repurchase such Loan.

                           (y) if Bedford has timely provided a Bedford
                  Certification to the Trustee, pursuant to paragraph 3(b)(i)(C), and Bedford has not cured the Breach or repurchased such USPS Lease Loan within one-hundred twenty
                  (120) days following the Trigger Date, then by no later than one-hundred eighty (180) days following the Trigger Date, CLF shall either (i) cure such Breach in all material respects or
                  (ii) purchase such Loan from the Trust Fund at the Purchase Price in the manner set forth in Section 3(c) hereof.

                  (iii) CLF agrees that with respect to a Corporate Lease
         Loan, it shall, by no later than ninety (90) days following the related Trigger Date, either (A) cure the relevant Breach or Document Defect;
         (B) repurchase such Loan from the Trust Fund at the Purchase Price in the manner set forth in Section 3(c); (C) provide a CLF Certification with respect to such Corporate Lease Loan, in which case, with respect to such Corporate Lease Loan, CLF shall have an additional period of ninety (90) days in which to correct or cure such Breach or Document Defect, or failing such correction or cure, to repurchase such Loan.

         (c) The purchase of any Loan by either Bedford or CLF, as applicable (or an authorized representative thereof) (the "Repurchaser") pursuant to
Section 3(b) shall be effected by delivering the Purchase Price thereof to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of any Officers' Certificate from the Master Servicer to the effect that such deposit has been made, will release or cause to be released to the Repurchaser, the related Mortgage File and will execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, representation or warranty, as shall be necessary to vest in the Repurchaser, title to any Loan released pursuant hereto. In connection with such repurchase, the Master Servicer will release to the Repurchaser all documents and records maintained by the Master Servicer and requested by the Repurchaser; provided that the Master Servicer, its assignee or any affiliate thereto may retain copies of such documents and records at its own expense. The Repurchaser shall be responsible for the payment of all reasonable expenses of the Trustee and the Master Servicer incurred in connection with such repurchase.

         SECTION 4. Closing.

         The Closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of CLF, Bedford and Prudential specified herein shall be true and correct as of the Closing Date;

                  (b) All documents specified in Section 5 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Company, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (c) Each Seller and Bedford, as applicable, shall have delivered to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, the Mortgage File for each Loan assigned by each Seller, in accordance with
         Section 2.01(c) of the Pooling and Servicing Agreement;

                  (d) Each Seller and Bedford, as applicable, shall have delivered and released to the Company, the Trustee, the Master Servicer or a Custodian, as applicable, all documents and funds required to be so delivered pursuant to this Agreement;

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and each of CLF, Bedford and Prudential shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (f) Each Seller and Bedford shall have paid all fees and expenses payable by it to the Company or otherwise pursuant to this Agreement;

                  (g)   Neither the Underwriting Agreement nor the
         Certificate Purchase Agreement shall have been terminated in accordance with its terms and the conditions described in Sections 6(a)(i), 6(a)(ii) and 6(c) in the Underwriting Agreement shall have been satisfied;

                  (h) There shall not have been any change, or any development involving a prospective change, in or affecting, the business or properties of either Representing Party or any of its affiliates the effect of which would be so material and adverse as to make it impracticable or inadvisable to proceed with the offering;

                  (i) The Pooling and Servicing Agreement shall have been executed and delivered by the parties thereto; and

                  (j) The results of the examination and audit performed by the Underwriters and their affiliates pursuant to Section 9 hereof shall be satisfactory to the Underwriters and their affiliates in their sole determination and the parties shall have agreed to the form and contents of the Mortgage information to be disclosed in the Memorandum and the Prospectus Supplement.

                  All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Company to purchase the Loans on the Closing Date.

                  SECTION 5.  Closing Documents.

                  The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed and delivered by the Company, CLF, Bedford, and Prudential, and the Pooling and Servicing Agreement duly executed and delivered by the Company and the other parties thereto;

                  (b) An Officer's Certificate substantially in the form of Exhibit A-1 hereto, executed by the general partner of CLF, in his or her individual capacity, and dated the Closing Date, attaching thereto as exhibits the articles of incorporation, resolutions and by-laws of the general partner of CLF;

                  (c) An Officer's Certificate substantially in the form of Exhibit B-1 hereto, executed by Bedford, in his or her individual capacity, and dated the Closing Date, attaching thereto as exhibits the articles of incorporation, resolutions and by-laws of Bedford;

                  (d) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by Prudential, in his or her individual capacity, and dated the Closing Date, attaching thereto as exhibits the articles of incorporation, resolutions and by-laws of Prudential;

                  (e) A certificate of good standing issued by the Secretary of State of the State of New Hampshire with respect to Bedford, a certificate of good standing issued by the Secretary of Delaware with respect to Prudential, a certificate of good standing issued by the Secretary of State of the State of Delaware with respect to CLF and the general partner of CLF, each dated not earlier than 45 days prior to the Closing Date;

                  (f) A certificate of the general partner of CLF substantially in the form of Exhibit A-2 hereto, executed by the authorized signatory of the general partner of CLF and dated the Closing Date;

                  (g) A certificate of Bedford substantially in the form of Exhibit B-2 hereto, executed by the authorized signatory of Bedford and dated the Closing Date;

                  (h) A certificate of Prudential substantially in the form of Exhibit C-2 hereto, executed by the authorized signatory of Prudential and dated the Closing Date;

                  (i) A written opinion of Paul H. McDowell, Esq., or other counsel for CLF, a written opinion of Robert Lloyd, Esq., or other counsel for Bedford, and a written opinion of Fred Robustelli, Esq., or other counsel for Prudential, each, in form and substance satisfactory to the Company, and subject to such reasonable assumptions and qualifications as may be required by counsel for each Seller and acceptable to counsel for the Company), dated the Closing Date and addressed to the Company, the Underwriters and each Rating Agency, and MBIA, together with such other written opinions as may be required by a Rating Agency; and

                  (j) Such further certificates, opinions and documents as the Company may reasonably request.

                  SECTION 6.  Indemnification.

                  (a) Each Representing Party, severally and not jointly, agrees to indemnify and hold harmless the Company, MBIA, the Underwriters, their respective officers and directors, and each person, if any, who controls the Company or the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or other liabilities including, without limitation, the costs of investigation, legal defense, and any amounts paid in settlement of any claim or litigation ("Liabilities"), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law, by contractual arrangement or otherwise, insofar as such Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state therein a material fact necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, contained in (A) the Registration Statement, the Memorandum (as defined below), the Preliminary Prospectus Supplement (as defined below) or the Final Prospectus Supplement (as defined below), as the case may be, (B) the electronic road show that is available as of the Closing Date and utilized in road shows conducted through the facilities of Bloomberg L.P. (the "Approved Electronic Road Show"), (C) insofar as,they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any (1) "Computational Materials", within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and the filing of such material is a condition of the relief granted in such letter, and (2) "Structural Term Sheets" and "Collateral Term Sheets" (collectively, "ABS Term Sheets") within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter", and together with the Kidder Letters, the "No-Action Letters") and the filing of such material is a condition of the relief granted in such letter, and (D) such additional writings or other materials that may be used from time to time, use of which has been approved in writing by the Representing Party against which indemnification is sought as of the date specified in such approval (the "Approved Additional Materials"), which date shall be the first date of use on which the writings or other materials as to which approval is sought contain Representing Party information that does not contain an untrue statement or omission of a material fact, and which approval shall not be unreasonably withheld, conditioned or delayed in connection with the offer or sale of any of the Certificates; provided that with respect to (A),
(B), (C) and (D), only if and to the extent that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon the summaries, reports, documents and other written and computer materials and all other written and electronic information regarding the Loans, the related Credit Leases, the related Mortgaged Properties, the related Mortgagors, the related insurance policies insuring individual Loans and the underwriting of the Loans, fumished to the Company and/or the Underwriters, directly or indirectly, (a) solely with respect to CLF, by CLF or approved by CLF and used in connection with the preparation of the Memorandum, the Preliminary Prospectus Supplement, the Final Prospectus Supplement, any Computational Materials or ABS Term Sheets, the Approved Electronic Road Show or the Approved Additional Materials (the foregoing written information, the "CLF Information"), or (b) solely with respect to Bedford, by Bedford or approved by Bedford and used in connection with the preparation of the Memorandum, the Preliminary Prospectus Supplement, the Final Prospectus Supplement, any Computational Materials or ABS Term Sheets, the Approved Electronic Road Show or the Approved Additional Materials (the foregoing written information, the "Bedford Information").

         Notwithstanding anything to the contrary contained herein (i) neither Representing Party shall have any obligation to so indemnify and hold harrnless any Person to the extent that any Liabilities arise out of or are based upon factual information contained in the Memorandum, the Preliminary Prospectus Supplement, the Final Prospectus Supplement, Computational Materials or ABS Term Sheets, the Electronic Road Show or the Approved Additional Materials, as the case may be, with respect to the Loans delivered by the other Representing Party or Prudential, and (ii) neither Representing Party shall have any obligation to indemnify and hold harrnless any Person based on any statement contained in the Preliminary Prospectus Supplement which statement was corrected in the Final Prospectus Supplement.

         (b) (i) The Company agrees to indemnify and hold harinless each Representing Party and MBIA, their respective officers and directors, and each person, if any, who controls each Representing Party or MBIA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all Liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law, by contractual arrangement or otherwise, insofar as such Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (other than with respect to the Preliminary Prospectus Supplement or the Prospectus Supplement included therein, as to which only the Specified Sections, as defined below, shall be considered for purposes of this indemnification), the Preliminary Prospectus Base, as defined below, or the Final Prospectus Base, as defined below, or (to the extent they relate to information contained in the Specified Sections) the Preliminary Prospectus Supplement, the Final Prospectus Supplement, the Memorandum or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Public Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets, when read in conjunction with the Final Prospectus Supplement and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company will not be liable in any such case to the extent that such Liability arises out of or is based upon any such untrue statement, alleged untrue statement, omission or alleged omission made in reliance upon CLF Information, Bedford Information, or information provided by MBIA or the Underwriters. The Company shall have no obligation to indemnify and hold harmless any Person based on any statement contained in the Preliminary Prospectus Supplement which statement was corrected in the Final Prospectus Supplement.

         (ii) For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-61783 filed by the Company on Form S-3 on August 18, 1998 and declared effective on September 11, 1998; "Preliminary Prospectus" shall mean the preliminary prospectus dated August 3, 1999 (the "Preliminary Prospectus Base"), as supplemented by the preliminary prospectus supplement dated August 3, 1999 (the "Preliminary Prospectus

Supplement"), relating to the Public Certificates; "Final Prospectus" shall mean the final prospectus dated August 3, 1999 (the "Final Prospectus Base"), as supplemented by the prospectus supplement dated August 10, 1999 (the "Final Prospectus Supplement"), relating to the Public Certificates; "Specified Sections" shall mean the sections in the Preliminary Prospectus Supplement and the Final Prospectus Supplement entitled "Certain Federal Income Tax Consequences", "Certain ERISA Considerations", "Legal Investments ", "Use of Proceeds" and in the sections of the "Summary of Prospectus Supplement" thereof, entitled "Tax Status", "Certain ERISA Considerations" and "Legal Investment"; "Memorandum" shall mean the private placement memorandum dated August 10, 1999, relating to the Private Certificates. This indemnity agreement will be in addition to any liability which the Sellers may otherwise have.

         (c) Promptly after receipt by any person entitled to indemnification under this Section 6 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against either Representing Party (the "indemnifying party") under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 6; provided, however, that any increase in such liability as a result of such failure to notify shall not be an expense of the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Company and the indemnifying party, representing all the indemnified parties under Section 6(a) or Section 6(b) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time period after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent; provided, however, that such consent was not unreasonably withheld. However, if settled with such consent, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

         (d) If the indemnification provided for in this Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportions as is appropriate to reflect the relative benefits received by the applicable Represeiating Parties on the one hand and the Underwriters on the other hand from the offer and sale of the Certificates, which shall be deemed to be in the same proportion as (x) the total proceeds from the offering received by the Company bear to (y) the profit the Underwriters receive on resale of the Certificates, after taking into account gains and losses from related hedging costs, or (ii) if the allocation provided by clause (i) above is not appropriate by Applicable Law, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and each Representing Party agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 6(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 6, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the indemnified party that received such payment shall promptly refund the amount so paid to the indemnifying party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

Underwriters' obligations to indemnify and contribute as provided in Section 6 are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Company, any of its directors or officers, or any person controlling the Company and (iii) acceptance of and payment for any of the Certificates.

         SECTION 7. Third Party Beneficiaries.

         (a) The Underwriters, the Trustee, MBIA and the Certificateholders are intended third party beneficiaries of the representations, warranties and covenants made by each Representing Party and Prudential, as applicable in Sections 2, 3(a), 6 and 9 of this Agreement and, to the extent they affect the rights of the Underwriters, the Trustee, MBIA and the Certificateholders as third party beneficiaries under Sections 2, 3(a), 6 and 9, as applicable, the covenants of such Representing Party or Prudential made in the other provisions of this Agreement. It is acknowledged that such representations, warranties, covenants and indemnities of such Representing Party and Prudential may be enforced by the Underwriters and the Trustee (on its own behalf and on the behalf of the Certificateholders) and MBIA to the same extent as if they were parties hereto.

         (b) Each of the officers, directors, employees, agents, controlling persons and affiliates of the Underwriters is an intended third party beneficiary of the representations, warranties, covenants and indemnities of each Representing Party and Prudential, as applicable, set forth in Sections 2, 3(a), 6 and 9, as applicable, of this Agreement and, to the extent they affect the rights of such persons and entities as third party beneficiaries under such Sections 2, 3(a), 6 and 9, as applicable, the covenants of such Representing Party or Prudential made in the other provisions of this Agreement. It is acknowledged and agreed that such representations, warranties, covenants and indemnities may be enforced by or on behalf of such persons or entities against such Representing Party or Prudential to the same extent as if any such person or entity was a party hereto.

         SECTION 8. Conveyance of Mortgage Loans.

         It is intended that the conveyance of the Loans and the related rights and property by each Seller or of Bedford to the Company, as provided in this Section be, and be construed as, an absolute transfer of the Loans by such Seller to the Company. It is, further, not intended that such conveyance be deemed a pledge of the Loans by such Seller to the Company to secure a debt or other obligation of such Seller, as the case may be. However, in the event that the Loans are held to be property of either Seller or of Bedford, or if for any reason this Agreement is held or deemed to create a security interest in the Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by each Seller and Bedford to the Company of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, Credit Leases, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Company or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Company for the purpose of perfecting such security interest under applicable law. Each Seller, Bedford and the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Company shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

         SECTION 9. Examination of Mortgage Files and Due Diligence Review.

         (a) Each Representing Party shall (i) deliver to the Underwriters on or before the Closing Date a diskette acceptable to the Underwriter which contains such information about the Corporate Lease Loans or the USPS Loans, as applicable, as may be reasonably requested by the Underwriters, (ii) deliver to the Underwriters investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Loan pool and made available at the Underwriters' headquarters, and (iii) otherwise cooperate fully with the Underwriters in their examination of the credit files, underwriting documentation and Mortgage Files for the Loans and its due diligence review of the Loans. The fact that the Underwriters have conducted or have failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Loans shall not. affect the right of the Underwriters or the Trustee to require the applicable Representing Party to cure any material Document Defect or material breach, or to repurchase or replace the defective Loans pursuant to Section 3 of this Agreement.

         (b) On or prior to the Closing Date, each Representing Party and Prudential shall allow representatives of any of the Underwriters, the Trustee, the Master Servicer, the Special Servicer, MBIA and each Rating Agency to examine and audit all books, records and files pertaining to the Corporate Lease Loans or the USPS Lease Loans, as applicable, each Representing Party's and

Prudential's underwriting procedures and each Representing Party's and Prudential's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of such Representing Party or Prudential during normal business hours and shall not be conducted in a manner that is disruptive to such Representing Party's or Prudential's normal business operations upon reasonable advance prior notice. In the course of such examination and audits, the Representing Party or Prudential, as the case may be, will make available to such representatives of any of the Underwriters, the Trustee, the Master Servicer, the Special Servicer, MBIA and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Corporate Lease Loans or the USPS Lease Loans, as the case may be, and the terms of this Agreement, and each Representing Party and Prudential, as the case may be, shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, each Representing Party shall provide the Underwriter with all material information regarding its financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to such Representing Party's financial condition, financial statements as provided to the Underwriter or other developments affecting such Representing Party's ability to consummate the transactions contemplated hereby or otherwise affecting such Representing Party in any material request. Each Representing Party and Prudential shall make its representatives and facilities available to the extent reasonably required under this Section 9(b) free of charge, but in all other respects each Person conducting any such examination or audit shall do so at its own cost and expense.

         SECTION 10. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Company, addressed to the Company at Bear Steams Commercial Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167, Attention:
Senior Managing Director, telecopy number: (212) 272-6290, (with copies to O'Melveny & Myers LLP, 153 East 53rd Street, 54th floor, New York, N.Y. 10022,
Attention: Gary Barnett, Esq., telecopy number: (212) 326-2061, or to such other address as may hereafter be fumished to each Representing Party in writing by the Company; and if to each Representing Party, addressed to CLF at Capital Lease Funding, L.P., 110 Maiden Lane, 36th Floor, New York, New York 10005,
Attention: Paul H. McDowell, telecopy number: (212) 217-6301 (with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038,
Attention: Karsten Giesecke, Esq., telecopy number: (212) 504-6666), and, if to Bedford at Bedford Capital Funding Corp., 116 South River Road, Bedford, NH 03110-6734, Attention: R. Gregory Wing, telecopy number: (603) 647-7710 (with a copy to Robert Lloyd, Robert J. Lloyd and Associates, P.L.L.C., 48 Pleasant Street, Concord, NH 03301, telecopy number: (603) 229-0987), or to such other address as may hereafter be furnished to the Company in writing by each Representing Party; and if to Prudential, to Prudential Securities Credit Corp., at One New York Plaza, 12th Floor, New York, New York 10292-2012, Attention:
Dan Lynch, telecopy number: (212) 778-7401.

         SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of each of CLF, Bedford and Prudential submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Loans by each Seller to the Company or, at the direction of the Company, to the Trustee.

         SECTION 12. Assignment.

         The Sellers and Bedford expressly acknowledge and agree that the Company shall assign its interest under this Agreement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement. The Sellers and Bedford further acknowledge and agree that (i) such assignment may be made without further notice to, or consent of, the Sellers or Bedford, (ii) the Trustee shall succeed to such of the rights of the Company as shall be so assigned, and (iii) such rights shall be enforceable directly by the Trustee (or the Master Servicer on behalf of the Trustee).

         SECTION 13. Reimbursement for Expenses.

         CLF and Bedford each agree to pay or reimburse, as applicable, its pro rata share, based on the percentage that represents the amount the purchase price for the (i) the Corporate Lease Loans, in the case of CLF, or
(ii) the USPS Lease Loans, in the case of Bedford, bears to the total purchase price for all Loans, for fees and expenses of the following parties or for the following items (the "Expenses"), to the extent such fees or expenses arise from or relate to the transaction contemplated hereunder and the Corporate Lease-Backed Certificates, Series 1999-CLF transaction:

         1.    Moody's Investor Services Inc.
         2.    Standard & Poor's
         3.    Cost of Residual
         4.    Bank of America Management/Underwriting Fees
         5.    Prudential Management/Underwriting Fees
         6.    Bear Stearns Management/Underwriting Fees
         7.    R.R. Donnelley
         8.    Cadwalader Wickersham & Taft
         9.    O'Melveny & Myers
         10.   Sidley & Austin
         11.   Ernst & Young
         12.   Shelf-Filing Fee
         13.   La Salle/ABN Amro
         14.   Rating Agency Surveillance
         15.   Lease Enhancement Insurance Policy Premiums

         The purchase price for the Loans shall be determined before giving effect to the Expenses. The Sellers and Bedford agree that the Company is entitled to deduct from the purchase price of the Loans, amounts sufficient to pay the Expenses. In addition, the Sellers and Bedford further agree that the Company is authorized to withhold from the payment of the purchase price of the Loans, as a reserve for payment of the Expenses, the amount of $350,000. The Company is authorized to apply such reserved amounts in payment of or in reimbursement for the Expenses. Any reserve amount remaining after payment of or reimbursement for the Expenses shall be released to CLF and Prudential in the same proportion as Expenses were borne hereunder by CLF and Bedford, respectively.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreeiiient that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances.

         Each Seller, Bedford and the Company agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of each Representing Party and Prudential under this Agreement shall not be assigned by such Representing Party or Prudential without the prior written consent of the Company, except that any person into which a Representing Party or Prudential may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which such Representing Party or Prudential is a party, or any person succeeding to all or substantially all of the business of such Representing Party or Prudential, shall be the successor to such Representing Party or Prudential hereunder. The Company has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Company. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by each Representing Party, Prudential and the Company, and their permitted successors and assigns, and, to the extent set forth in Section 7, the third party beneficiaries identified in such Section 7.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced; provided, however, that notwithstanding the foregoing and any other provisions of this Agreement, no term or provision of this Agreement shall be waived or modified in any manner that would affect the rights hereunder of any third party beneficiary identified in Section 7 hereof without the written consent of such third party beneficiary.

         SECTION 20. Entire Agreement.

         Except as otherwise expressly stated herein, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated hereby. This Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters and transactions.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        CAPITAL LEASE FUNDING, L.P.

                                        By:      CLF Holdings, Inc.
                                                 a General Partner

                                        By:
                                             -----------------------------------
                                               Name:  Paul H. McDowell
                                               Title:  Vice President

                                        BEDFORD CAPITAL FUNDING CORP.

                                        By:
                                             -----------------------------------
                                               Name:
                                               Title:

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By:
                                             -----------------------------------
                                               Name:
                                               Title:

                                        PRUDENTIAL SECURITIES CREDIT CORP.

                                        By:
                                             -----------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE I

                          CORPORATE LEASE LOAN SCHEDULE

                                   SCHEDULE II

                            USPS LEASE LOAN SCHEDULE

                                  SCHEDULE III

             EXCEPTIONS TO CORPORATE LEASE LOAN REPRESENTATIONS AND
                                   WARRANTIES

Section 3(a)(x):  Mortgage Status

The following provide for a release of a portion of the secured Property:

Loan Number              Tenant Name
-----------              ------------
2472                     Home Depot U.S.A., Inc. (Lodi, NJ)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH)

The following loan permits a substitution of the secured Property:

Loan Number              Tenant Name
-----------              ------------
4194                     Accor (Issaquah, WA)

Section 3(a)(xv):  Insurance

Part A Bond-Type Leases
-----------------------

Loan Number              Tenant Name
-----------              ------------
2020                     Rite Aid Corporation (Cadillac, MI)
4194                     Accor (Issaquah, WA)
4136                     Bed, Bath & Beyond, Inc. (Mission Viejo, CA)
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains, NJ)
3590                     Circuit City Stores, Inc. (Anniston, AL)
3589                     Circuit City Stores, Inc. (Fayetteville, AR)
3588                     Circuit City Stores, Inc. (Lake Charles, LA)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
961                      Rite Aid Corporation (Portland, MI)


                                      III-1

Credit Leases not abated for casualty
-------------------------------------

Loan Number              Tenant Name
-----------              ------------
2072                     Lowe's Companies, Inc. (Dallas, TX)
1210                     Rite Aid Corporation (Alma, MI)
1777                     Rite Aid Corporation (Alpena, MI)
2553                     CVS Corporation (Brooklyn, NY)
4005                     CVS Corporation (Columbus, OH)
2850                     Rite Aid Corporation (East Greenbush, NY)
2503                     Rite Aid Corporation (Hazleton, PA)
1883                     Rite Aid Corporation (Henderson, NV)
2580                     Koninklijke Ahold, N.V. (Hicksville, NY)
3999                     American Stores Company (Las Vegas, NV)
2025                     Rite Aid Corporation (Las Vegas, NV)
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)
1690                     Rite Aid Corporation (Muskegon, MI)
2603                     Rite Aid Corporation (Nanticoke, PA)
3068                     CVS Corporation (North Bellmore, NY)
2598                     Winn-Dixie Stores, Inc. (Rainsville, AL)
1356                     CVS Corporation (Roanoke, VA)
1778                     Rite Aid Corporation (Sault Ste. Marie, MI)
2275NB                   CVS Corporation (Vernon, CT)
1583                     Rite Aid Corporation (Warrenton, NC)
3143NB                   McDonald's Corporation (Washington, DC)
2459                     CVS Corporation (Whitpain Township, PA)
4194                     Accor (Issaquah, WA)

Part B Rating
-------------

The following Loan is insured by an insurer with an Ambest rating of "Superior":

Loan Number              Tenant Name
-----------              ------------
2906NB                   Exkerd Corporation (Atlanta, GA)


                                      III-2

Section 3(a)(xxii):  Priority

The following Loan is not subordinate in right to the related Credit Lease:

Part A
------
Loan Number              Tenant Name
-----------              ------------
4194                     Accor (Issaquah, WA)

In the following Credit Lease, the Tenant is not expressly obligated to recognize an assignee of the lessor, but the related guarantor has directly guaranteed payment and performance of the Loan:

Part B
------
Loan Number              Tenant Name
-----------              ------------
3802                     Middlesex Mutual Assurance Company (Middletown, CT)

Section 3(a)(xxiii):  Credit Lease Term

Loan Number              Tenant Name
-----------              ------------
2490                     J. Sainsbury PLC (Gorham, NH)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2521                     CVS Corporation (Kokomo, IN)
2522                     CVS Corporation (Anderson, IN)

Section 3(a)(xxiv):  Basic Rent Sufficient

Part A - Extended Amortization Loans
------------------------------------

Loan Number              Tenant Name
-----------              ------------
2490                     J. Sainsbury PLC (Gorham, NH)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2521                     CVS Corporation (Kokomo, IN)
2522                     CVS Corporation (Anderson, IN)


                                      III-3

Part B - Residual Insurance Loans
---------------------------------

Loan Number              Tenant Name
-----------              ------------
4194                     Accor (Issaquah, WA)
4136                     Bed, Bath & Beyond (Mission Viejo, CA)
4000                     Chase Manhattan Mortgage (Columbus, OH)
3590                     Circuit City (Anniston, AL)
3589                     Circuit City (Fayetteville, AR)
3588                     Circuit City (Lake Charles, LA)
4008                     Eckerd (Lenior, NC)
2524                     Eckerd (New Kensington, PA)
3380                     Eckerd (Newnan, GA)
2515                     Eckerd (Rostraver, PA)
4001                     Lowe's (Bloomington, IN)
2910                     Nash Finch (Plover, WI)
2764                     Walgreen (Colonial Heights, VA)
2504P                    Walgreen (Dallas, TX)
2745                     Walgreen (Portsmouth, VA)
2071NB                   Wal-Mart (Valdosta, GA)
2575                     Winn-Dixie (Columbus, MS)
2598                     Winn-Dixie (Rainsville, AL)

Part C - Guaranteed Loan
------------------------

Loan Number              Tenant Name
-----------              ------------
3802                     Middlesex Mutual Assurance Company (Middletown, CT)

Section 3(a)(xxv):  Cross-Collateralization

Loan Number              Tenant Name
-----------              ------------
2521                     CVS Corporation (Kokomo, IN)
2522                     CVS Corporation (Anderson, IN)


                                      III-4

Section 3(a)(xxx):  Subordination Agreement and Estoppel Letter

Part A
------

Loan Number              Tenant Name
-----------              ------------
4194                     Accor (Issaquah, WA) - Lease is not
                         subordinate to mortgage, but Tenant
                         agrees to attorn.

Part B
------

Loan Number              Tenant Name
-----------              ------------
1385                     CVS Corporation (Binghamton, NY)
4194                     Universal Commercial Credit Leasing VI(Issaquah,WA)
2490                     Shaw's Supermarkets, Inc. (Gorham, NH)

Part C
------

Loan Number              Tenant Name
-----------              ------------
2071NB                   Walmart Real Estate Business Trust (Valdosta, GA)

Section 3(a)(xxxiii):  Environmental Compliance

Except the following which are within 21 months of closing:

Loan Number              Tenant Name
-----------              ------------
2522                     CVS Corporation (Anderson, IN)
2553                     CVS Corporation (Brooklyn, NY)
2521                     CVS Corporation (Kokomo, IN)
1705                     CVS Corporation (Oswego, NY)
1356                     CVS Corporation (Roanoke, VA)
2275NB                   CVS Corporation (Vernon, CT)
2031NB                   CVS Corporation (Washington, NC)
4008                     Eckerd Corporation (Lenior, NC)
2472                     Home Depot USA, Inc. (Lodi, NJ)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2072                     Lowe's Companies, Inc. (Dallas, TX)
2910                     Nash Finch Company (Plover, WI)
1210                     Rite Aid Corporation (Alma, MI)
2586                     Rite Aid Corporation (Andalusia, AL)



                                      III-5

Loan Number              Tenant Name
-----------              ------------
1583                     Rite Aid Corporation (Warrenton, NC)
2745                     Walgreen Co. (Portsmouth, NJ)
2673NB                   Walgreen Co. (Topeka, KS)
2598                     Winn-Dixie Stores, Inc. (Rainsville, AL)

And the following within 31 months of closing:

Loan Number              Tenant Name
-----------              ------------
1704                     CVS Corporation (Binghampton, NY)
1240                     CVS Corporation (New Bedford, MA)
1323                     CVS Corporation (Queesnbury, NY)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
1690                     Rite Aid Corporation (Muskegon, MI)
1848                     Rite Aid Corporation (Niles, MI)
961                      Rite Aid Corporation (Portland, MI)
2504P                    Walgreen Co.  (Dallas, TX)

Credit Lease Exceptions (no tenant environmental indemnification)

Loan Number              Tenant Name
-----------              ------------
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH)
3006                     Eckerd Corporation (Greenville, SC)
2906NB                   Eckerd Corporation (Atlanta, GA)
2434NB                   Eckerd Corporation (Decatur, GA)
1587                     Eckerd Corporation (Fayetteville, NC)
2396NB                   Eckerd Corporation (Marietta, GA)
3380                     Eckerd Corporation (Newnan, GA)
2724                     Eckerd Corporation (Amsterdam, NY)
2586                     Rite Aid Corporation (Andalusia, AL)
2521                     CVS Corporation (Kokomo, IN)
2591NBC                  Hoyt's Cinema (Stonington, CT)
1583                     Rite Aid Corporation (Warrenton, NC)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
2910                     Nash Finch Company (Plover, WI)
1356                     CVS Corporation (Roanoke, VA)



                                   III-6

Loan Number              Tenant Name
-----------              ------------
2031NB                   CVS Corporation (Washington, NC)
2025                     Rite Aid Corporation (Las Vegas, NV)
2503                     Rite Aid Corporation (Hazleton, PA)
3143NB                   McDonald's Corporation (Washington, NC)
4008                     Eckerd Corporation (Lenior, NC)
1883                     Rite Aid Corporation (Henderson, NV)
2200                     Walgreen Co. (Chesterfield, VA)
2764                     Walgreen Co. (Colonial Heights, VA)
2504P                    Walgreen Co. (Dallas, TX)
2745                     Walgreen Co. (Portsmouth, NJ)
2104NBC                  Walgreen Co. (Perth Amboy, NJ)
2023NB                   Walgreen Co. (Cape Coral, FL)
2673NB                   Walgreen Co. (Topeka, KS)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)

Section 3(a)(xxvi):  Special-Purpose Entity

Loan Number              Tenant Name
-----------              ------------
3802*                    Middlesex Mutual Assurance Company (Middletown, CT)


*Middlesex Loan - Non-SPE- Borrower is 100% wholly owned subsidiary of Tenant.

Section 3(a)(xxxvii):  Mortgagor's Interest in Mortgaged Property

Leasehold Estates
-----------------

Loan Number              Tenant Name
-----------              ------------
3068                     CVS Corporation (North Bellmore, NY)
2752                     CVS Corporation (Upper Darby, PA)


                                      III-7

Fee and Leasehold Estates
-------------------------

Loan Number              Tenant Name
-----------              ------------
1704                     CVS Corporation (Binghamton, NY)
2472                     Home Depot (Lodi, NJ)

Section 3(a)(xiv):  Fully-Amortizing Loans:

Part A
------

Loan Number              Tenant Name
-----------              ------------
4194                     Accor (Issaquah, WA)
4136                     Bed, Bath & Beyond (Mission Viejo, CA)
4000                     Chase Manhattan Mortgage (Columbus, OH)
3590                     Circuit City (Anniston, AL)
3589                     Circuit City (Fayetteville, AR)
3588                     Circuit City (Lake Charles, LA)
4008                     Eckerd (Lenoir, NC)
2524                     Eckerd (New Kensington, PA)
3380                     Eckerd (Newnan, GA)
2515                     Eckerd (Rostraver, PA)
4001                     Lowe's (Bloomington, IN)
2910                     Nash Finch (Plover, WI)
2764                     Walgreen (Colonial Heights, VA)
2504P                    Walgreen (Dallas, TX)
2745                     Walgreen (Portsmouth, VA)
2071NB                   Wal-Mart (Valdosta, GA)
2575                     Winn-Dixie (Columbus, MS)
2598                     Winn-Dixie (Rainsville, AL)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)


Part B
------

Loan Number              Tenant Name
-----------              ------------
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
4000                     Chase Manhattan Mortgage (Columbus, OH)


                                      III-8

Section 3(a)(xlvi):  Tenant Notice Obligation

Part A (NNN and NN)

Loan Number              Tenant Name
-----------              ------------
3999                     American Stores Company (Las Vegas, NV)
1704*                    CVS Corporation (Binghampton, NY)
1705*                    CVS Corporation (Oswego, NY)
1298*                    CVS Corporation (Medford, NY)
1323*                    CVS Corporation (Queensbury, NY)
2031NB*                  CVS Corporation (Washington, DC)
2459*                    CVS Corporation (Whitpain Township, PA)
2522*                    CVS Corporation (Anderson, IN)
2521*                    CVS Corporation (Kokomo, IN)
2553                     CVS Corporation (Brooklyn, NY)
1240*                    CVS Corporation (New Bedford, MA)
3068*                    CVS Corporation (North Bellmore, NY)
2839*                    CVS Corporation (Rochester, NY)
2752*                    CVS Corporation (Upper Darby, PA)
2724*                    Eckerd Corporation (Amsterdam, NY)
2906NB                   Eckerd Corporation (Atlanta, GA)
2434NB                   Eckerd Corporation (Decatur, GA)
1587*                    Eckerd Corporation (Fayetteville, NC)
3006                     Eckerd Corporation (Greenville, SC)
4008*                    Eckerd Corporation (Lenoir, NC)
2396NB*                  Eckerd Corporation (Marietta, GA)
2524                     Eckerd Corporation (New Kensington, PA)
3380*                    Eckerd Corporation (Newnan, GA)
2515                     Eckerd Corporation (Rostraver, PA)
3143NB                   McDonald's Corporation (Washington, DC)
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)
2200*                    Walgreen Co. (Chesterfield, VA)
2764*                    Walgreen Co. (Colonial Heights, VA)
2504P*                   Walgreen Co. (Dallas, TX)
2104NBC*                 Walgreen Co. (Perth Amboy, NJ)
2580                     Koninklijke Ahold, N.V. (Hicksville, NY)
2910                     Nash Finch Company (Plover, WI)


                                   III-9

Loan Number              Tenant Name
-----------              ------------
2202*                    Walgreen Co. (Orlando, FL)
2745*                    Walgreen Co. (Portsmouth, NJ)
2575                     Winn-Dixie Stores (Columbus, MS)
2598                     Winn-Dixie Stores (Rainsville, AL)

Part B (Bond)
Loan Number              Tenant Name
-----------              ------------
4136                     Bed, Bath & Beyond (Mission Viejo, CA)


*Denotes Double Net Leases

Part C
Loan Number              Tenant Name
-----------              ------------
3590 (Bond)              Circuit City Stores, Inc. (Anniston, AL)
3588 (Bond)              Circuit City Stores, Inc. (Lake Charles, CA)
1587 (Bond)              Eckerd Corporation (Fayetteville, NC)
3589 (Bond)              Circuit City Stores, Inc. (Fayetteville, AR)
2071NB (Triple Net)      Wal-Mart (Valdosta, GA)
4194 (Bond)              Accor (Issaquah, WA)

Section 3(a)(xlvii):  Occupancy

Loan Number              Tenant Name
-----------              ------------
1583                     Rite Aid Corporation (Warrenton, NC)
2910                     Nash Finch Company (Plover, WI)
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)

Section 3(a)(l):  Lockboxes

Loan Number              Tenant Name
-----------              ------------
3802 (rent is not paid   Middlesex Mutual Assurance Company (Middletown, CT)
directly to Lender)


                                     III-10

Section 3(a)(li):  Construction or Substantial Rehabilitation

Loan Number              Tenant Name
-----------              ------------
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)
2580                     Koninklijke Ahold, N.V. (Hicksville, NY)

Section 3(a)(lii):  Guaranty

Part A
------
4194                     Accor (Issaquah, WA)
3999                     American Stores Company (Las Vegas, NV)
2522                     CVS Corporation (Anderson, IN)
2724                     Eckerd Corporation (Amsterdam, NY)
2524                     Eckerd (New Kensington, PA)
2591NBC                  Hoyt's Cinema (Stonington, CT)
2490                     J. Sainsbury PLC (Gorham, NH)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2580                     Koninklijke Ahold, N.V. (Hicksville, NY)
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains, NJ)
1210                     Rite Aid Corporation (Alma, MI)
1777                     Rite Aid Corporation (Alpena, MI)
2586                     Rite Aid Corporation (Anadalusia, AL)
2020                     Rite Aid Corporation (Cadillac, MI)
2850                     Rite Aid Corporation (East Greenbush, NY)
2503                     Rite Aid Corporation (Hazleton, PA)
1883                     Rite Aid Corporation (Henderson, NV)
2025                     Rite Aid Corporation (Las Vegas, NV)
2603                     Rite Aid Corporation (Nanticoke, PA)
1690                     Rite Aid Corporation (Muskegon, MI)
1848                     Rite Aid Corporation (Niles, MI)
961                      Rite Aid Corporation (Portland, MI)
1778                     Rite Aid Corporation (Sault Ste. Marie, MI)
1583                     Rite Aid Corporation (Warrenton, NC)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)
2575                     Winn-Dixie Stores, Inc. (Columbus, MS)
2598                     Winn-Dixie Stores, Inc. (Rainsville, AL)


                                     III-11

Part A
------
4194                     Accor (Issaquah, WA)
1704                     CVS Corporation (Binghampton, NY)
2553                     CVS Corporation (Brooklyn, NY)
4005                     CVS Corporation (Columbus, OH)
1298                     CVS Corporation (Medford, NY)
1240                     CVS Corporation (New Bedford, MA)
3068                     CVS Corporation (North Bellmore, NY)
1705                     CVS Corporation (Oswego, NY)
1323                     CVS Corporation (Queensbury, NY)
2839                     CVS Corporation (Rochester, NY)
2752                     CVS Corporation (Upper Darby, PA)
2275NB                   CVS Corporation (Vernon, CT)
2459                     CVS Corporation (Whitpain Township, PA)


Part B
------
Loan Number              Tenant Name
-----------              ------------
3999                     Lucky Stores, Inc./American Drug Stores(Las Vegas, NV)
2522                     Hook SuperR (Anderson, IN)
2724                     Fay's Incorporated (Amsterdam, NY)
2524                     Thrift Drug, Inc. (New Kensington, PA)
2490                     Shaw's Supermarkets, Inc. (Gorham, NH)
1684NBC                  Mayfair Supermarkets, Inc. (Morris Plains, NJ)
1210                     Rite Aid of Michigan, Inc. (Alma, MI)
1777                     Rite Aid of Michigan, Inc. (Alpena, MI)
1690                     Rite Aid of Michigan, Inc. (Muskegon, MI)
1848                     Rite Aid of Michigan, Inc. (Niles, MI)
1583                     Kerr Drug, Inc. (Warrenton, NC)
2071NB                   Walmart Real Estate Business (Valdosta, GA)
2575                     Winn-Dixie Montgomery, Inc. (Columbus, MS)
2598                     Winn-Dixie Atlanta, Inc. (Rainsville, AL)
1704                     CVS of Binghamton, NY (Binghamton, NY)
2553                     Bronx CVS, Inc. (Brooklyn, NY)
4005                     Columbus Polaris CVS, Inc.
1298                     Medford CVS, Inc. (Medford, NY)
1240                     No. Darmouth State Road CVS, Inc.(New Bedford, MA)
3068                     Jerusalem North Bellmore CVS, Inc.(North Bellmore, NY)



                                     III-12

Loan Number              Tenant Name
-----------              ------------
1705                     CVS Center Inc. (Oswego, NY)
1323                     Queensbury CVS, Inc. (Queensbury, NY)
2839                     CVS Lyell Clinton Paine, LLC (Rochester, NY)

2752                     Lansdowne Avenue CVS, Inc. (Upper Darby Township, PA)
2275NB                   Tolland CVS, Inc. (Vernon, CT)
2459                     Whitpain CVS, Inc.

Part C
------

Loan Number              Tenant Name
-----------              ------------
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2580                     Koninklijke Ahold, N.V. (Hicksville, NY)
3631                     Koninklijke Ahold, N.V. (Marston Mills, MA)
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains, NJ)

Section 3(a)(liii):  Bond-Type Leases and Termination of Payments

Loan Number              Tenant Name
-----------              ------------
2020                     Rite Aid Corporation (Cadillac, MI)
4194                     Accor (Issaquah, WA)
4136                     Bed, Bath & Beyond (Mission Viejo, CA)
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains NJ)
3590                     Circuit City Stores, Inc. (Anniston, AL)
3589                     Circuit City Stores, Inc. (Fayetteville, AR)
3588                     Circuit City Stores, Inc. (Lake Charles, LA)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
961                      Rite Aid Corporation (Portland, MI)

Section 3(a)(liv): No Lessor Obligations

Triple Net Leases
-----------------

Loan Number              Tenant Name
-----------              ------------
3999*                    American Stores Company (Las Vegas, NV)
4000                     Chase Manhattan (Columbus, OH)
2553                     CVS Corporation (Brooklyn, NY)
2275NB*                  CVS Corporation (Vernon, CT)
2906NB*                  Eckerd Corporation (Atlanta, GA)


                                     III-13

2434NB*                  Eckerd Corporation (Decatur, GA)
3006*                    Eckerd Corporation (Greenville, SC)
2524                     Eckerd Corporation (New Kensington, PA)
2515                     Eckerd Corporation (Rostraver, PA)
2591NBC*                 Hoyt's Cinema (Stonington, CT)
2580                     Koninklijke Ahold NV (Hicksville, NY)
3631                     Koninklijke Ahold NV (Marston Mills, MA)
3434                     LaSalle Bank National Association (Chicago, IL)
2072                     Lowe's Companies, Inc. (Dallas, TX)
3143NB                   McDonald's Corporation (Washington, DC)
2910                     Nash Finch Company (Plover, WI)
1777                     Rite Aid Corporation (Alpena, MI)
1883                     Rite Aid Corporation (Henderson, NV)
2025                     Rite Aid Corporation (Las Vegas, MI)
1778                     Rite Aid Corporation (Sault Ste. Marie, MI)
3581                     Sterling Jewelers, Inc. (Orlando, FL)
2071NB*                  Wal-Mart Stores, Inc. (Valdosta, GA)
2575                     Winn-Dixie Stores, Inc. (Columbia, MS)
2598                     Winn-Dixie Stores, Inc. (Rainville, AL)
* Denotes 1-year latent defect provision

Double Net Leases
-----------------

Loan Number              Tenant Name
-----------              -----------
2522                     CVS Corporation (Anderson, IN)
4005                     CVS Corporation (Columbus, OH)
1704                     CVS Corporation (Binghamton, NY)
2521                     CVS Corporation (Kokomo, IN)
1298                     CVS Corporation (Medford, NY)
1240                     CVS Corporation (New Bedford, MA)
3068                     CVS Corporation (North Bellmore, NY)
1705                     CVS Corporation (Oswego, NY)
4003                     CVS Corporation (Portsmouth, OH)
1323                     CVS Corporation (Queensbury, NY)
1356                     CVS Corporation (Roanoke, VA)
2839                     CVS Corporation (Rochester, NY)
2752                     CVS Corporation (Upper Darby, PA)


                                     III-14

Loan Number              Tenant Name
-----------              ------------
2031NB                   CVS Corporation (Washington, NC)
2459                     CVS Corporation (Whitpain Township, PA)
2724                     Eckerd Corporation (Amsterdam, NY)
1587                     Eckerd Corporation (Fayetteville, NC)
4008                     Eckerd Corporation (Lenior, NC)
2396NB                   Eckerd Corporation (Marietta, GA)
3380                     Eckerd Corporation (Newnan, GA)
4002                     International Business Machines Corp. (Rochester, MN)
2490                     J. Sainbury PLC (Gorham, NH)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
4001                     Lowes Companies (Bloomington, IN)
1210                     Rite Aid Corporation (Alma, MI)
2586                     Rite Aid Corporation (Andalusia, AL)
2850                     Rite Aid Corporation (East Greenbush, NY)
2503                     Rite Aid Corporation (Hazleton, PA)
1690                     Rite Aid Corporation (Muskegon, MI)
2603                     Rite Aid Corporation (Nanticoke, PA)
1848                     Rite Aid Corporation (Niles, MI)
1583                     Rite Aid Corporation (Warrenton, NC)
4009                     Walgreen Co. (Austin, TX)
2200                     Walgreen Co. (Chesterfield, VA)
2764                     Walgreen Co. (Colonial Heights, VA)
2504P                    Walgreen Co. (Dallas, TX)
2202                     Walgreen Co. (Orlando, FL)
2104NBC                  Walgreen Co. (Perth Amboy, NJ)
2745                     Walgreen Co. (Portsmouth, NJ)
2673NB                   Walgreen Co. (Topeka, KS)
2472                     Home Depot (Lodi, NJ) (However, tenant cannot offset
                         against base rent for any monetary default)


                                     III-15

Potential Landlord Obligations
------------------------------
Loan Number              Tenant Name
-----------              ------------
2575                     Winn-Dixie Stores, Inc.(Columbus, OH)-Landlord liable
                         for special assessments for which a reserve has been established, and Lender procured "warm body" guaranty).
3999                     American Stores Company (Las Vegas, NV)
                         (Certain tax increases resulting from
                         Shopping Center development not payable
                         by Tenant; special and general area
                         environmental assessments).
4001                     Lowe's Companies, Inc. (Bloomington, IN) (Special
                         Assessments).

4009 Walgreen Co.(Austin, TX)(Tenant not liable for special assessments that are "impact" fees).

Section 3(a)(lvii):  Borrower Concentration

Loan Number              Tenant Name
-----------              ------------
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains, NJ)
2025                     Rite Aid Corporation (Las Vegas, NV)
2472                     Home Dept U.S.A., Inc. (Lodi, NJ)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
3999                     American Stores Company (Las Vegas, NV)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH)


Section 3(a)(lxiii):  Tenant Obligations

Part A:  Casualty Lease Enhancement Policies
         -----------------------------------

Loan Number              Tenant Name
-----------              ------------
2072                     Lowe's Home Centers, Inc. (Addison, TX)
1210                     Rite Aid Corporation (Alma, MI)
2586                     Rite Aid Corporation (Andalusia, AL)
1704                     CVS Corporation (Binghamton, NY)
2437NB                   Koninklijke Ahold, N.V. (Boiled Springs, SC)
2764                     Walgreen Corporation (Colonial Heights, VA)
2575                     Winn-Dixie Stores, Inc. (Columbus, MS)
2504                     Walgreen Corporation (Dallas, TX)
3006                     Eckerd Corporation (East Greensville, SC)



                                     III-16

Loan Number              Tenant Name
-----------              ------------
2490                     J. Sainsbury PLC (Gotham, NH)
2503                     Rite Aid Corporation (Hazelton, PA)
1883                     Rite Aid Corporation (Henderson, NV)
2025                     Rite Aid Corporation (Las Vegas, NV)
2472                     Home Dept U.S.A., Inc. (Lodi, NJ)
1298                     CVS Corporation (Medford, NY)
1690                     Rite Aid Corporation (Muskegon, MI)
1240                     CVS Corporation (New Bedford, MA)
3380                     Eckerd Corporation (Newnan, GA)
1848                     Rite Aid Corporation (Niles, MI)
3068                     CVS Corporation (North Bellmore, NY)
2910                     Nash Finch Company (Plover, WI)
2745                     Walgreen Corporation (Portsmouth, VA)
1323                     CVS Corporation (Queensbury, NY)
2839                     CVS Lyell Clinton Paine, L.L.C. (Rochester, NY)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)
2275NB                   CVS Corporation (Vernon, CT)
3143NB                   McDonald's Corporation (Washington, DC)
2459                     CVS Corporation (Whitpain Township, PA)
2724                     Eckerd Corporation (Amsterdam, NY)
2522                     CVS Corporation (Anderson, IN)
3631                     Marston Mills (Barnstable, MA)
4009                     Walgreen Co. (Cedar Park, TX)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH)
4005                     CVS Corporation (Columbus, OH)
2434NB                   Eckerd Corporation (East Greenbush, NY)
2850                     Rite Aid Corporation (East Greenbush, NY)
4194                     Accor (Issaquah, WA)
0938                     Walgreen Co. (Kerrville, TX)
2521                     CVS Corporation (Kokomo, IN)
3588                     Circuit City Stores, Inc. (Lake Charles, LA)
3999                     American Stores (Las Vegas, NV)
3631                     Koninklijke Ahold, N.V. (Cotuit, MA)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
4136                     Bed, Bath and Beyond (Mission Viejo, CA)


                                     III-17

Loan Number              Tenant Name
-----------              ------------
2579NB                   Thrifty Payless, Inc. (Moses Lake, WA)
2603                     Rite Aid Corporation (Nanticoke, PA)
2524                     Eckerd Corporation (New Kensington, PA)
4008                     Eckerd Corporation (Orlando, FL)
3581                     Sterling Jewelers, Inc. (Orlando, FL)
1705                     CVS Corporation (Oswego, NY)
2910                     Nash Finch Company (Plover, WI)
0961                     Rite Aid Corporation (Portland, MI)
4003, 4004               CVS Corporation (Portsmouth, OH)
4002                     International Business Machines Corp. (Rochester, MN)
2515                     Eckerd Corporation (Rostraver Township, PA)
1778                     Rite Aid Corporation (Sault Ste. Marie, MI)
2591NBC                  Hoyt's Cinemas Limited (Stonington, CT)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)
4007                     Rite Aid Corporation (Walla Walla, WA)
1583                     Rite Aid Corporation (Warrenton, NC)
4006                     Rite Aid Corporation (Wheelersburg, OH)


Part B:  Condemnation Lease Enhancement Policies
         ---------------------------------------

Loan Number              Tenant Name
-----------              ------------
2072                     Lowe's Home Centers, Inc. (Addison, TX)
1210                     Rite Aid Corporation (Alma, MI)
2586                     Rite Aid Corporation (Andalusia, AL)
1704                     CVS Corporation (Binghamton, NY)
4001                     Lowe's Companies, Inc. (Bloomington, IN)
2437NB                   Koninklijke Ahold, N.V. (Boiling Springs, SC)
2553                     CVS Corporation (Brooklyn, NY)
2689                     CVS Brooklyn Eighteenth Avenue, LLC (Brooklyn, NY)
2764                     Walgreen Corporation (Colonial Heights, VA)
2575                     Winn-Dixie Stores, Inc. (Columbus, MS)
2504                     Walgreen Corporation (Dallas, TX)
3006                     Eckerd Corporation (East Greenville, SC)
2490                     J. Sainsbury PLC (Gotham, NH)
2503                     Rite Aid Corporation (Hazelton, PA)



                                     III-18

Part B:  Condemnation Lease Enhancement Policies
         ---------------------------------------

Loan Number              Tenant Name
-----------              ------------
1883                     Rite Aid Corporation (Henderson, NV)
2580                     Rite Aid Corporation (Hicksville, NY)
2025                     Rite Aid Corporation (Las Vegas, NV)
2472                     Home Depot U.S.A., Inc. (Lodi, NJ)
1298                     CVS Corporation (Medford, NY)
1690                     Rite Aid Corporation (Muskegon, MI)
1240                     CVS Corporation (New Bedford, MA)
3380                     Eckerd Corporation (Newnan, GA)
1848                     Rite Aid Corporation (Niles, MI)
3068                     CVS Corporation (North Bellmore, NY)
2745                     Walgreen Corporation (Portsmouth, VA)
2910                     Nash Finch Company (Plover, WI)
1323                     CVS Corporation (Queensbury, NY)
2598                     Winn-Dixie Stores, Inc. (Rainesville, AL)
2839                     CVS Lyell Clinton Paine, L.L.C. (Rochester, NY)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)
2275NB                   CVS Corporation (Vernon, CT)
3143NB                   McDonald's Corporation (Washington, DC)
2459                     CVS Corporation (Whitpain Township, PA)
2724                     Eckerd Corporation (Amsterdam, NY)
2522                     CVS Corporation (Anderson, IN)
3590                     Circuit City Stores, Inc. (Anniston, AL)
3631                     Marston Mills (Barnstable, MA)
2020                     Rite Aid Corporation (Cadillac, MI)
4009                     Walgreen Co. (Cedar Park, TX)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH)
4005                     CVS Corporation (Columbus, OH)
2434NB                   Eckerd Corporation (East Greenville, SC)
2850                     Rite Aid Corporation (East Greenbush, NY)
3589                     Circuit City Stores, Inc. (Fayetteville, AR)
1587                     Eckerd Corporation (Fayetteville, NC)
4194                     Accor (Issaquah, WA)
0938                     Walgreen Co. (Kerrville, TX)


                                     III-19

Part B:  Condemnation Lease Enhancement Policies
         ---------------------------------------

Loan Number              Tenant Name
-----------              ------------
2521                     CVS Corporation (Kokomo, IN)
3588                     Circuit City Stores, Inc. (Lake Charles, LA)
3999                     American Stores (Las Vegas, NV)
3631                     Koninklijke Ahold, N.V. (Cotuit, MA)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
4136                     Bed, Bath and Beyond (Mission Viejo, CA)
2579NB                   Thrifty Payless, Inc. (Moses Lake, WA)
2603                     Rite Aid Corporation (Nanticoke, PA)
2524                     Eckerd Corporation (New Kensington, PA)
4008                     Eckerd Corporation (Orlando, FL)
3581                     Sterling Jewelers, Inc. (Orlando, FL)
1705                     CVS Corporation (Oswego, NY)
2910                     Nash Finch Company (Plover, WI)
0961                     Rite Aid Corporation (Portland, MI)
4003, 4004               CVS Corporation (Portsmouth, OH)
4002                     International Business Machines Corp. (Rochester, MN)
2515                     Eckerd Corporation (Rostraver Township, PA)
1778                     Rite Aid Corporation (Sault Ste. Marie, MI)
2591NBC                  Hoyt's Cinemas Limited (Stonington, CT)
2071NB                   Wal-Mart Stores, Inc. (Valdosta, GA)
4007                     Rite Aid Corporation (Walla Walla, WA)
1583                     Rite Aid Corporation (Warrenton, NC)
4006                     Rite Aid Corporation (Wheelersburg, OH)
2580                     Rite Aid Corporation (Hicksville, NY)


Part C:  Purchase Option - Bond-Type Leases
         ----------------------------------

Loan Number              Tenant Name
-----------              ------------
2020                     Rite Aid Corporation (Cadillac, MI)
4194                     Accor (Issaquah, WA)
4136                     Bed, Bath & Beyond, Inc. (Mission Viejo, CA)
1684NBC                  Koninklijke Ahold, N.V. (Morris Plains, NJ)
3590                     Circuit City Stores, Inc. (Anniston, AL)


                                     III-20

Part C:  Purchase Option - Bond-Type Leases
         ----------------------------------

Loan Number              Tenant Name
-----------              ------------
3589                     Circuit City Stores, Inc. (Fayetteville, AR)
3588                     Circuit City Stores, Inc. (Lake Charles, LA)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
961                      Rite Aid Corporation (Portland, MI)


Section 3(a)(lxiv):  Maintenance obligations:

Loan Number              Tenant Name
-----------              ------------
3999                     American Stores Company (Las Vegas, NV) (REA
                         Obligations - DSCR of 1.05)
4005                     CVS Corporation (Columbus, OH) (REA Obligations -
                         DSCR of 1.06)
4000                     Chase Manhattan Mortgage Corp. (Columbus, OH) (REA
                         Obligations - DSCR of 1.37)

Section 3(a)(lxv):  Modification of Credit Lease

Loan Number              Tenant Name
-----------              -----------
2522                     CVS Corporation (Anderson, IN)
1704                     CVS Corporation (Binghamton, NY)
2553                     CVS Corporation (Brooklyn, NY)
4005                     CVS Corporation (Columbus, OH)
2521                     CVS Corporation (Kokomo, IN)
1298                     CVS Corporation (Medford, NY)
1240                     CVS Corporation (New Bedford, MA)
3068                     CVS Corporation (North Bellmore, NY)
1705                     CVS Corporation (Oswego, NY)
4003                     CVS Corporation (Portsmouth, OH)
1323                     CVS Corporation (Queensbury, NY)
1356                     CVS Corporation (Roanoke, VA)
2839                     CVS Corporation (Rochester, NY)
2752                     CVS Corporation (Upper Darby Township, PA)
2275NB                   CVS Corporation (Vernon, CT)
2031NB                   CVS Corporation (Washington, NC)


                                     III-21

Section 3(a)(lxv):  Modification of Credit Lease

Loan Number              Tenant Name
-----------              ------------
2459                     CVS Corporation (Whitpain Township, PA)
2472                     Home Depot USA, Inc. (Lodi, NJ)
3434                     LaSalle Bank National Association (Chicago, IL)
3143                     McDonald's Corporation (Washington, DC)
3802                     Middlesex Mutual Assurance Company (Middletown, CT)
2745                     Walgreen Co. (Portsmouth, VA)
2673NB                   Walgreen Co. (Topeka, KS)


Section 3(a)(lxvii):  Ground Leases

Loan Number              Tenant Name
-----------              ------------
3068                     CVS Corporation (North Bellmore, NY)
2472                     Home Depot U.S.A., Inc. (Lodi, NJ)*
2752                     CVS Corporation (Upper Darby, PA)
1385                     CVS Corporation (Binghamton, NY)*

*Fee and Leasehold Estate

Section 3(a)(lxix):  Termination of Credit Lease by Tenant

Loan Number              Tenant Name:
-----------              ------------
4136                     Bed, Bath and Beyond (Mission Viejo, CA)
4194                     Accor (Issaquah, WA)


                                     III-22

                                   SCHEDULE IV

          EXCEPTIONS TO USPS LEASE LOAN REPRESENTATIONS AND WARRANTIES

Section 3(a)(vi).

         The following Loan is not a separate tax parcel, however, the ground lessor has agreed not to build on the remainder of the tax parcel unless it has divided the property so that the property subject to the ground lease is a separate tax parcel:

Loan #                                 Location of Property
------                                 --------------------
46                                     New Boston, NH

Section 3(a)(vii):  First Lien

Loan #       Location of Property
------       --------------------
58           Buckley, WA               Mechanic's lien in the amount of
                                       $11,308.08 is superior to the related
                                       Mortgage, however, the mechanic's lien
                                       has been properly bonded over and a final
                                       title policy issued without exception for
                                       the particular mechanic's lien.
8            Lizella, GA               Mechanic's lien in the amount of
                                       $8,116.22 is superior to the related
                                       Mortgage, but the final title policy has been issued without an exception because the existence of the mechanic's lien was not discovered through error of the title company in its record search and, therefore, the title company has assumed responsibility for the mechanic's lien.

Section 3(a)(xiii):  Title Insurance

Part A
------

Loan #       Property Location
------       -----------------
21           Polk City, IA             The three loans referred to in this
32           New Vienna, IA            paragraph are each secured by property
73           North Liberty, IA         situated in the State of Iowa and in lieu
                                       of ALTA lender's title policies being
                                       issued with regard to such Mortgaged
                                       Properties, a policy was issued by the
                                       Iowa State Guarantee Agency, a division
                                       of the Iowa Insurance Department, as
                                       is customary in the State of Iowa.

Part B
------

Loan #       Location of Property
------       --------------------
1            Barnesville,MN
2            Berkshire, NY
5            Dorton, KY
9            West Buxton, ME
10           Afton, IA
11           Greenville, ME
12           Frenchville, NE
15           Alton, NH
19           Dayton, OH
27           Hominy, OK
28           Warner, OK
29           Vian, OK
34           McCarr, KY
36           Elgin, OK
44           Milford, NY
50           Pulteney, NY
57           Fort Duchesne, UT
66           English, IN
67           Greenville, IN
75           Holcomb, KS
79           Beaumont, MS
87           Palmyra, ME
93           Chocura, NH
94           DeWittville, NY

Loan #       Location of Property
------       --------------------

95           West Bloomfield, NY
98           Ramsey, IN
102          Graford, TX


Section 3(a)(xviii):  Sources of Payments

Loan #       Property Location
------       -----------------
68           Sunland Park, NM          The Mortgagor of the two USPS Lease
69           Columbus, NM              Loans referred to in this paragraph is a
                                       limited liability company and the
                                       principals of the limited liability
                                       company have been added as makers of the Mortgage Note.

Section 3(a)(xxiii):  Credit Lease Term

         Sixty (60) of the USPS Credit Leases have an original term ending before the Mortgagor is required to deposit its final payment on the related Loan and are as follows:

Loan #       Location of Property
------       --------------------
1            Barnesville, MN
3            Knoxville, TN
9            West Burton, ME
12           Frenchville, ME
17           Dadeville, VA
18           Reedsville, WV
19           Dayton, OH
21           Polk City, IA
22           Placitas, NM
23           Riverton, WY
24           Epsom, NH
26           Ossippe, NH
27           Hominy, OK
28           Warner, OK
29           Vian, OK
30           Gallup, NM - Finance Station
32           New Vienna, IA
33           Truro, IA
34           McCarr, KY
36           Elgin, OK
39           Perkinston, MS

Loan #       Location of Property
------       --------------------
40           Sun City, CA
41           Langley, WA
42           Carlin, NV
43           Brooktondale, NY
45           Progreso, TX
47           Hector, NY
48           Hidalgo, TX
49           De Sota, IA
53           Mora, NM
54           Gardiner, MT
55           Wilsall, MT
56           Tofte, MN
58           Buckley, WA
59           Stanton, KY
60           Mt. Olive, MS
66           English, IN
67           Greenville, IN
69           Columbus, NM
70           Burton, TX
73           North Liberty, IA
74           Port Hadlock, WA
75           Holcolm, KS
79           Beaumont, MS
81           Poth, TX
82           Lizella, GA
83           Kirtland, NM
85           Shaver Lake, CA
88           Lyle, WA
89           Quitman, TX
90           Lytle, TX
92           Cleveland, VA
95           West Bloomfield, NY
98           Ramsey, IN
99           Taylorsville, KY
102          Graford, TX
103          Robeline, LA
104          Clyde, TX
105          Comanche, TX
106          Dupont, WA

         The above listed USPS Lease Loans are not covered by an Extended Amortization Policy.

Section 3(a)(xxiv):  Basic Rent Sufficient

         In addition to the USPS Lease Loans listed as an exception to Section 3(a)(xxiii) above, eighteen (18) other USPS Lease Loans have final remaining balances and are as follows:

Loan #       Location of Property
------       --------------------
1            Barnesville, MN
3            Knoxville, TN
4            Glenoma, WA
5            Dorton, KY
6            Danville, WA
7            Pawtucket, RI-- Central Falls Br.
9            West Burton, ME
10           Alton, IA
11           Greenville, ME
12           Frenchville, ME
13           Colebrook, NH
14           Johnsonville, NY
15           Alton, NH
20           Sanbornton, NH
21           Polk City, NH
22           Placitas, NM
23           Riverton, WY
25           Imigon, OR

Section 3(a)(xxv):  Cross Collateralization

         Thirty-nine (39) maintenance reserve funds established as part of the USPS Lease Loans are cross-collateralized with one or more USPS Lease Loans issued to common or affiliated Mortgagors as follows:

Loan #                   Location of Property
------                   --------------------
2, 47 and 65             Berkshire, NH; Hector, NY; Corbettsville, NY
66 and 67                English, IN and Greenville, IN
45 and 48                Progreso, TX and Hildago, TX
17, 18 and 92            Daleville, VA; Reedsville, WV; Cleveland, VA
11 and 12                Greenville, ME and Frenchville, ME
10, 21 and 73            Afton, IA; Polk City, IA; North Liberty, IA
79 and 83                Beaumont, MS and Kirtland, NM
71 and 74                Ocean Shores, WA and Port Hadlock, WA
89 and 100               Quitman, TX and Archer City, TX
5, 34 and 59             Dorton, KY, McCarr, KY and Stanton, KY
32, 33, 52 and 56        New Vienna, IA; Truro, IA; Cambridge, IA; Tofte, MN

86, 98 and 99            Henryville, IN; Ramsey, IN; Taylorsville, KY
27, 28, 29, 36, 72,      Hominey, OK; Warner, OK; Vian, OK; Eglin, OK; LaVernia,
81, 88 and 105           TX; Poth, TX; Lytle, TX; Comanche, TX

Section 3(a)(xxvii):  No Sale of Mortgaged Property

         The Mortgagors on the following Loans have indicated an intention to sell the underlying Mortgaged Properties:

Loan #       Location of Property
------       --------------------
32           New Vienna, IA
33           Truro, IA
52           Cambridge, IA
56           Tofte, MN

Section 3(a)(xxxiii):  Environmental Compliance

         The following USPS Lease Loans have Environmental Screenings older than twelve (12) months:

Loan #       Location of Property               Environmental Screening
------       --------------------               -----------------------
1            Barnesville, MN                    5/5/97
2            Berkshire, NY                      7/1/97
3            Knoxville, TN                      9/18/97
4            Glenoma, WA                        11/4/97
5            Dorton, KY                         9/18/97
6            Danville, WA                       11/5/97
7            Pawtucket, RI-Central Falls Br.    8/1/97
9            West Buxton, ME                    10/3/97
10           Afton, IA                          10/16/97
11           Greenville, ME                     12/6/97
12           Frenchville, ME                    12/2/97
13           Colebrook, NH                      11/6/97
14           Johnsonville, NY                   12/16/97
15           Alton, NH                          12/2/97
17           Daleville, VA                      9/23/97
18           Reedsville, WV                     10/21/97
19           Dayton, OH                         10/2/97
20           Sanbornton, NH                     11/26/97
21           Polk City, IA                      12/2/97
22           Placitas, NM                       1/6/98
23           Riverton, WY                       12/2/97
24           Epsom, NH                          9/16/97

Loan #       Location of Property               Environmental Screening
------       --------------------               -----------------------
25           Imigon, OR                         1/22/98
26           Ossipee, NH                        2/24/98
27           Hominy, OK                         2/20/98
28           Warner, OK                         2/19/98
29           Vian, OK                           2/19/98
30           Gallup, NM - Finance Station       3/9/98
31           Glenwood Landing, NY               3/9/98
32           New Vienna, IA                     3/12/98
33           Truro, IA                          3/13/98
34           McCarr, KY                         3/6/98
35           Nantucket, MA                      1/26/98
36           Elgin, OK                          2/20/98
37           Baxley, GA                         3/9/98
39           Perkinston, MS                     4/1/98
40           Sun City, CA                       10/3/97
41           Langley, WA                        2/16/98
42           Carlin, NV                         4/15/98
43           Brooktondale, NY                   3/16/98
44           Milford, NY                        3/17/98
45           Progreso, TX                       4/20/98
46           New Boston, NH                     5/27/98
47           Hector, NY                         3/3/98
48           Hidalgo, TX                        4/20/98
49           De Soto, IA                        5/1/98
50           Pulteney, NY                       10/29/97
51           Morgantown, IN                     6/29/98
52           Cambridge, IA                      5/1/98
54           Gardiner, MT                       3/11/98
56           Tofte, MN                          3/4/98
65           Corbettsville, NY                  6/17/98
70           Burton, TX                         4/30/98
72           La Vernia, TX                      6/11/98

Section 3(a)(xxxvi):  Special-Purpose Entity

         Generally, each borrower or group of affiliated businesses under USPS Lease Loans with an original aggregate principal of at least $500,000, are "special purpose entities" formed solely for the purposes of (i) owning and operating a single property, (ii) not engaging in any business unrelated to such -property and financing thereof, (iii) not having any assets other than those related to its interest in the property or financing thereof or (iv) any indebtedness other than is permitted by the related Mortgage. Exceptions to the imposition of the above policy are as follows:

Loan #       Mortgagor                 Cut-Off Date Balance
------       ---------                 --------------------
19           Dayton Holdings           $        371,943
40           Nebraska Holdings         $        737,803
45           Tom Brener                $        317,398
48           Tom Brener                $        581,797
61           Thomas Miller             $        687,302

Section 3(a)(xxxvii):  Mortgagor's Interest in Mortgaged Property

USPS Lease Loan Ground Leases:

Loan #        Location of Property
------        --------------------
11            Greenville, ME
22            Placitas, NM
35            Nantucket Island, MA
41            Langley, WA
46            New Boston, NH
80            Spokane, WA

Section 3(a)(xxxviii):  Default

Part A
------
Loan #       Location of Property
------       --------------------
32           New Vienna, IA            With respect to the three (3) referenced
58           Buckley, WA               USPS Lease Loans, a default, breach,
82           Lizella, GA               violation or event of acceleration
                                       existing under a Mortgage or Note has
                                       been waived with regard to the occurrence of the borrower having received notice of imposition of a mechanic's/materialman's lien in the amounts of $7,318.35, $11,308.06 and $8,116.22, respectively, but in each case, the final title
                                       insurance policy was issued without
                                       exception for the related mechanic's/
                                       materialman's lien.

Part B
------

         The Cambridge, IA Loan (Loan #52) is subject to rent abatement because the USPS completed work the owner was required to complete, at a cost of $8,797.24. The abatement will offset rent otherwise payable on the 30th day of each of July, August and September. The amount of deferred maintenance and monthly reserves are sufficient to offset the rent that will be abated. The borrower monthly maintenance reserve is cross-collateralized with Loan #32, Loan #33 and Loan #56, which, in aggregate, is equal to $16,430.66.

Part C
------
Loan #       Location of Property
------       --------------------
32           New Vienna, IA            With respect to the four (4) reference
33           Truro, IA                 USPS Lease Loans, the USPS has received a
52           Cambridge, IA             court order against paying rent to the
56           Tofte, MN                 owner in the aggregate amount of $16,000
                                       to secure the claim of a construction
                                       subcontractor related to work performed
                                       on the Mortgaged Property located at
                                       Tofte, MN, for which appropriate reserves have been established.

Section 3(a)(xlv):  Fully-Amortizing Loan

         Eighteen (18) USPS Lease Loans have stated original terms to maturity that are shorter than would be necessary to fully amortize the loan and are the same as listed and identified in this Schedule Section 3(a)(xxiv).

Section 3(a)(liv):  No Lessor Obligations:

Part A

         With respect to the following property, real estate taxes are part of the monthly borrowing reserve:

Loan #       Location of Property
------       --------------------
34           McCarr, KY

Part B
------

         The Tenant is responsible for ordinary maintenance obligations with respect to the following USPS Lease Loans:

Loan #       Location of Property
------       --------------------
3            Knoxville, TN
4            Glenoma, WA
6            Danville, WA
19           Dayton, OH
20           Sanbornton, NH
22           Placitas, NM
23           Riverton, WY
24           Epsom, NH
25           Irrigon, OR
26           Ossipee, NH
30           Gallup, NM-Finance Station
31           Glenwood Landing, NY
39           Perkinston, MS
41           Langley, WA
42           Carlin, NV
46           New Boston, NH
48           Hidalgo, TX
53           Mora, NM
55           Wilsall, MT
57           Fort Duchesne, UT
58           Buckley, WA

Loan #       Location of Property
------       --------------------
60           Mt. Olive, MS
63           Oroville, WA
64           Idaho Springs, CO
68           Sunland Park, NM
69           Columbus, NM
71           Ocean Shores, WA
74           Port Hadlock, WA
79           Beaumont, MS
80           Spokane, WA - Sunset Hills Sta.
83           Kirtland, NM
85           Shaver Lake, CA
88           Lyle, WA
93           Chocura, NH
106          Dupont, WA
94           DeWittville, NY
95           West Bloomfield, NY

Section 3(a)(lvi):  Liens

         With regard to mechanic's liens applicable to any Mortgaged Property, see exceptions stated with regard to Section 3(a)(vii) which are incorporated herein by this reference.

Section 3(a)(lvii):  Borrower Concentration

         As regards USPS Lease Loans, borrowers with more than 5% of the aggregate outstanding principal amount of USPS Lease Loans are as follows:

                                                               Aggregate Cut-Off
Loan #       Location of Property    Cut-Off Date Balance ($)  Date Balance ($)
------       --------------------    ------------------------  -----------------
27           Hominy, OK                       393,211.85
28           Warner, OK                       291,579.05
29           Vian, OK                         304,057.62
36           Elgin, OK                        307,460.81
72           La Vemia, TX                     606,163.37
81           Poth, TX                         421,637.69
90           Lytle, TX                        502,037.21
104          Clyde, TX                        469,744.93
105          Comanche, TX                     474,755.74
107          Stockdale, TX                    501,698.79       4,272,377.06
22           Placitas, NM                     778,965.29
23           Riverton, WY                     873,712.49

Loan #       Location of Property    Cut-Off Date Balance ($)  Date Balance ($)
------       --------------------    ------------------------  -----------------
30           Gallup, NH-- Finance             1,015,118.75
             Station
80           Spokane, WA-- Sunset             1,153,653.25     3,821,449.78
             Hill Station
71           Ocean Shores, WA                 1,223,417.73
74           Port Hadlock, WA                 1,184,640.88
108          Dupont, WA                         956,167.15     3,364,225.76


Section 3(a)(lxvii):  Ground Leases

         Part X. USPS Lease Loan Ground Leases:

Loan #       Location of Property
------       --------------------
11           Greenville, ME
22           Placitas, NM
35           Nantucket Island, MA
41           Langley, WA
46           New Boston, NH
80           Spokane, WA

         Part Y. The following USPS Lease Loan is secured by a subleasehold mortgage:

Loan #       Location of Property
------       --------------------
35           Nantucket Island, MA

         Part A. The use of the Mortgaged Property is restricted to a United States Postal facility in four (4) USPS Lease Loans as follows:

Loan #       Location of Property
------       --------------------
80           Spokane, WA
35           Nantucket Island, MA
41           Langley, WA
46           New Boston, NH

         Part B. None of the ground leases provide that the ground leases may not be amended, modified, cancelled or terminated without the prior written consent of the originator or its assigns.

         Part C. The following USPS Lease Loans do not specifically provide that the originator or its assigns may exercise renewal options, however, there is no restriction on the ability of the Mortgagor to assign rights to extend the term:

Loan #       Location of Property
------       --------------------
80           Spokane, WA
35           Nantucket Island, MA
22           Placitas, NM
41           Langley, WA

         Part F. The following ground lease is not assignable to the originator or its assigns without consent of the lessor, which consent may not be unreasonably withheld:

Loan #       Location of Property
------       --------------------
35           Nantucket, MA

         Part G. The estoppel representations for the following ground leases were given solely by the related Mortgagor:

Loan #       Location of Property
------       --------------------
11           Greenville, ME
22           Placitas, NM
41           Langley, WA
35           Nantucket, MA

         Part H. The ground lease for the following USPS Lease Loan requires that notice of a payment default be given to the mortgagee, but there may be no notice requirement for nonmonetary defaults.

Loan #       Location of Property
------       --------------------
41           Langley, WA

         Part I. The ground lease for the following USPS Lease Loan provides an opportunity to cure for payment defaults, but there may not be an opportunity to cure for nonmonetary defaults.

Loan #       Location of Property
------       --------------------
41           Langley, WA

         Part J. None of the ground leases specifically allocate insurance and condemnation proceeds but the loan agreements for each USPS Lease Loan provide the mortgagee with the option to apply the insurance proceeds to payment of mortgage debt or restoration of the mortgaged premises and the mortgages grant a security interest in condemnation awards and an assignment thereof to the related mortgagee.

         Part K. See Part J above.

         Part L. None of the ground leases related to USPS Lease Loans contain a provision pursuant to which the lessor thereunder is required to enter into a new lease upon termination of the ground lease for any reason including rejection of the ground lease in a bankruptcy proceeding.

Section 3(a)(lxx): Full Force and Effect

         The Cambridge, IA Loan (Loan #52) is subject to rent abatement because the USPS completed work the owner was required to complete, at a cost of $8,797.24. The abatement will offset rent otherwise payable on the 30th day of each of July, August and September. The amount of deferred maintenance and monthly reserves are sufficient to offset the rent that will be abated. The borrower monthly maintenance reserve is cross-collateralized with Loan #32, Loan #33 and Loan #56, which, in aggregate, is equal to $16,430.66.

                                   EXHIBIT A-1

                   FORM OF OFFICER'S CERTIFICATE OF A GENERAL
                                 PARTNER OF CLF

                Bear Stearns Commercial Mortgage Securities Inc.
                Corporate Lease-Backed Pass-Through Certificates
                                Series 1999-CLF1

                                AUGUST ___, 1999

                       CERTIFICATE OF A GENERAL PARTNER OF
                           CAPITAL LEASE FUNDING, L.P.

         I, Paul H. McDowell, hereby certify that I am the Vice President of CLF Holdings, Inc. (the "Corporation"), a general partner of Capital Lease Funding, L.P. ("CLF"), and certify further as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the certificate of limited partnership of CLF, which was certified by the Delaware Secretary of State's Office as of ______________ ___, 1999 (the "Certificate of Limited Partnership"), which Certificate of Limited Partnership has not been modified, amended or rescinded since such date, and is in full force and effect as of the date hereof;

         2. Attached hereto as Exhibit B is a certificate of the Secretary of State of Delaware dated ______________ ___, 1999, with respect to the good standing of CLF;

         3. Attached hereto as Exhibit C are the resolutions (the "Resolutions") of the Corporation adopted by the unanimous written consent of the directors of the Corporation as of ______________ ___, 1999.

         4. The Resolutions (a) represent the only resolutions of the board of directors of the Corporation relating to the sale of a segregated pool of credit-lease backed commercial mortgage loans to Bear Sterns Commercial Mortgage Securities Inc. ("Bear Stearns") pursuant to that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999, by and among CLF, Bedford Capital Funding Corp., Prudential Securities Credit Corp. and Bear Stearns (the "Mortgage Loan Purchase and Sale Agreement"); (b) have not been revoked or modified by any subsequent action of the Corporation's Directors; and (c) are in full force and effect as of the date hereof;

         5. Attached hereto as Exhibit D are true and correct copies of the certificate of incorporation of the Corporation and the certificate of amendment of certificate of incorporation of the Corporation, each of which was certified by the Delaware Secretary of State's Office as of ______________ ___, 1999 (together, the "Certificate of Incorporation"), which Certificate of


                                      A-1-1

Incorporation has not been modified, amended or rescinded since such date, and is in full force and effect as of the date hereof;

         6. Attached hereto as Exhibit E is a true and correct copy of the By-Laws of the Corporation, as in effect on the date hereof;

         7. Attached hereto as Exhibit F is a certificate of the Secretary of State of Delaware dated ______________ ___, 1999, with respect to the good standing of the Corporation;

         8. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened, against or affecting CLF which, if adversely determined individually or in the aggregate, would materially and adversely affect CLF's ability to perform its obligations under the Mortgage Loan Purchase and Sale Agreement; and

         9. Each person who, as a partner or representative of CLF, signed the Mortgage Loan Purchase and Sale Agreement or any other agreement, document, or certificate delivered on or before the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]


                                      A-1-2

         IN WITNESS WHEREOF, I have hereunto signed by name as of the date first above written.


                                    CAPITAL LEASE FUNDING, L.P.

                                    By:   CLF Holdings, Inc.
                                          a General Partner

                                          By: __________________________________
                                              Paul McDowell
                                              Vice President

         The undersigned, an officer of CLF Holdings, Inc., hereby certifies that Paul H. McDowell is the duly elected and qualified and acting Vice President of CLF Holdings, Inc. and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.

                                    By: ________________________________________
                                        Name:
                                        Title:


                                      A-1-3

                                   EXHIBIT A-2

                    FORM OF CERTIFICATE OF A GENERAL PARTNER
                         OF CAPITAL LEASE FUNDING, L.P.

                                August ___, 1999

                        Certificate of CLF Holdings, Inc.
                        ---------------------------------


         In connection with the execution and delivery by Capital Lease Funding, L.P. ("CLF") of, and the consummation of the various transactions contemplated by that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999 (the "Mortgage Loan Purchase and Sale Agreement"), among Bear Stearns Commercial Mortgage Securities Inc. ("Bear Stearns") as purchaser, Prudential Securities Credit Corp. and CLF as sellers, and Bedford Capital Funding Corp. as a Representing Party, CLF Holdings, Inc., a general partner of CLF, hereby certifies that (i) the representations and warranties of CLF in the Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) CLF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase and Sale Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase and Sale Agreement.

         Certified as of the date first above written.

                                    CLF HOLDINGS, INC.

                                    By:   CLF Holdings, Inc.
                                          a General Partner

                                          By:___________________________________
                                             Paul McDowell
                                             Vice President


                                      A-2-1

                                   EXHIBIT B-1

                    FORM OF OFFICER'S CERTIFICATE OF BEDFORD

                Bear Stearns Commercial Mortgage Securities Inc.
                Corporate Lease-Backed Pass-Through Certificates
                                Series 1999-CLF1

                                AUGUST ___, 1999

                  CERTIFICATE OF BEDFORD CAPITAL FUNDING CORP.

         I, _____________, hereby certify that I am the ___________ of Bedford Capital Funding Corp. ("Bedford"), and certify further as follows:

         10. Attached hereto as Exhibit A is a true and correct copy of the certificate of incorporation of Bedford, which was certified by the New Hampshire Secretary of State's Office as of ____________ __, 1999 (the "Certificate of Incorporation"), which Certificate of Incorporation has not been modified, amended or rescinded since such date, and is in full force and effect as of the date hereof;

         11. Attached hereto as Exhibit B is a certificate of the Secretary of State of New Hampshire dated ________ ___, 1999, with respect to the good standing of Bedford;

         12. Attached hereto as Exhibit C are the resolutions (the "Resolutions") of Bedford adopted by the unanimous written consent of the directors of Bedford as of __________ __, 1999;

         13. The Resolutions (a) represent the only resolutions of the board of directors of Bedford relating to the sale of a segregated pool of credit-lease backed commercial mortgage loans to Bear Stearns Commercial Mortgage Securities Inc. ("Bear Stearns") pursuant to that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999, by and among Capital Lease Funding, L.P., Bedford, Prudential Securities Credit Corp. and Bear Stearns (the "Mortgage Loan Purchase and Sale Agreement"); (b) have not been revoked or modified by any subsequent action of Bedford's Directors; and (c) are in full force and effect as of the date hereof;

         14. Attached hereto as Exhibit D is a true and correct copy of the By-Laws of Bedford, as in effect on the date hereof;

         15. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened, against or affecting Bedford which, if adversely determined individually or in the aggregate, would materially and adversely affect Bedford's ability to perform its obligations under the Mortgage Loan Purchase and Sale Agreement; and


                                      B-1-1

         16. Each person who, as a representative of Bedford, signed the Mortgage Loan Purchase and Sale Agreement or any other agreement, document, or certificate delivered on or before the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signature.

                            [SIGNATURE PAGE FOLLOWS]


                                      B-1-2

         IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.


                                    BEDFORD CAPITAL FUNDING CORP.

                                    By:_________________________________________
                                       Name:
                                       Title:

         The undersigned, an officer of Bedford Capital Funding Corp., hereby certifies that ________________ is the duly elected and qualified and acting _________________ of Bedford Capital Funding Corp. and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.


                                    By:_________________________________________
                                       Name:
                                       Title:


                                      B-1-3

                                   EXHIBIT B-2

              FORM OF CERTIFICATE OF BEDFORD CAPITAL FUNDING CORP.

                                August ____, 1999

                  Certificate of Bedford Capital Funding Corp.
                  --------------------------------------------


         In connection with the execution and delivery by Bedford Capital Funding Corp. ("Bedford") of, and the consummation of the various transactions contemplated by that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999 (the "Mortgage Loan Purchase and Sale Agreement"), among Bear Stearns Commercial Mortgage Securities Inc. ("Bear Stearns") as purchaser, Prudential Securities Credit Corp. and Capital Lease Funding, L.P. as sellers, and Bedford as a Representing Party, Bedford hereby certifies that (i) the representations and warranties of Bedford in the Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Bedford has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase and Sale Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase and Sale Agreement.

         Certified as of the date first above written.

                                    BEDFORD CAPITAL FUNDING CORP.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                      B-2-1

                                   EXHIBIT C-1

                   FORM OF OFFICER'S CERTIFICATE OF PRUDENTIAL

                Bear Stearns Commercial Mortgage Securities Inc.
                Corporate Lease-Backed Pass-Through Certificates
                                Series 1999-CLF1

                                AUGUST ___, 1999

                CERTIFICATE OF PRUDENTIAL SECURITIES CREDIT CORP.

         I, ___________, hereby certify that I am the _____________ of Prudential Securities Credit Corp. ("Prudential"), and certify further as follows:

         17. Attached hereto as Exhibit A is a true and correct copy of the certificate of incorporation of Prudential, which was certified by the Delaware Secretary of State's Office as of ___________ __, 1999 (the "Certificate of Incorporation"), which Certificate of Incorporation has not been modified, amended or rescinded since such date, and is in full force and effect as of the date hereof;

         18. Attached hereto as Exhibit B is a certificate of the Secretary of State of Delaware dated ______________ __, 1999, with respect to the good standing of Prudential;

         19. Attached hereto as Exhibit C are the resolutions (the "Resolutions") of Prudential adopted by the unanimous written consent of the directors of Prudential as of __________ ___, 1999;

         20. The Resolutions (a) represent the only resolutions of the board of directors of Prudential relating to the sale of a segregated pool of credit-lease backed commercial mortgage loans to Bear Stearns Commercial Mortgage Securities Inc. ("Bear Stearns") pursuant to that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999, by and among Capital Lease Funding, L.P., Bedford Capital Funding Corp., Prudential and Bear Stearns (the "Mortgage Loan Purchase and Sale Agreement"); (b) have not been revoked or modified by any subsequent action of Prudential's Directors; and (c) are in full force and effect as of the date hereof;

         21. Attached hereto as Exhibit D is a true and correct copy of the By-Laws of Prudential, as in effect on the date hereof;

         22. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened, against or affecting Prudential which, if adversely determined individually or in the aggregate, would materially and adversely affect Prudential's ability to perform its obligations under the Mortgage Loan Purchase and Sale Agreement; and


                                      C-1-1

         23. Each person who, as a representative of Prudential, signed the Mortgage Loan Purchase and Sale Agreement or any other agreement, document, or certificate delivered on or before the date hereof in connection with the transactions thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]


                                      C-1-2

         IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.


                                    PRUDENTIAL SECURITIES CREDIT CORP.

                                    By:_________________________________________
                                       Name:
                                       Title:

         The undersigned, an officer of Prudential Securities Corp., hereby certifies that ______________ is the duly elected and qualified and acting _______________ of Prudential Securities Credit Corp. and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.


                                    By:_________________________________________
                                       Name:
                                       Title:


                                      C-1-3

                                   EXHIBIT C-2

            FORM OF CERTIFICATE OF PRUDENTIAL SECURITIES CREDIT CORP.

                                August ____, 1999

                Certificate of Prudential Securities Credit Corp.
                -------------------------------------------------

         In connection with the execution and delivery by Prudential Securities Credit Corp. ("Prudential") of, and the consummation of the various transactions contemplated by that certain Mortgage Loan Purchase and Sale Agreement, dated as of August 10, 1999 (the "Mortgage Loan Purchase and Sale Agreement"), among Bear Stearns Commercial Mortgage Securities Inc. ("Bear Stearns") as purchaser, Prudential and Capital Lease Funding L.P. as sellers, and Bedford Capital Funding Corp. as a Representing Party, Prudential hereby certifies that (i) the representations and warranties of Prudential in the Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Prudential has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase and Sale Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase and Sale Agreement.

         Certified as of the date first above written.

                                    PRUDENTIAL SECURITIES CREDIT CORP.

                                    By:_________________________________________
                                       Name:
                                       Title:


                                      C-2-1